Exhibit 10.9

EXECUTION VERSION

INTERCREDITOR AGREEMENT

by and between

GENERAL ELECTRIC CAPITAL CORPORATION

as ABL Agent,

BANK OF AMERICA, N.A.

as Term Agent,

WILMINGTON TRUST, NATIONAL ASSOCIATION

as First Lien Note Agent

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Second Lien Note Agent

Dated as of April 12, 2012

i

ii

INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (as amended, restated, supplemented, waived or otherwise modified from time to time pursuant to the terms hereof, this “Agreement”) is entered into as of April 12, 2012 between GENERAL ELECTRIC CAPITAL CORPORATION, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined herein, the “ABL Agent”) for the ABL Credit Agreement Lenders, BANK OF AMERICA, N.A., in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined herein, the “Term Agent”) for the Term Credit Agreement Lenders, WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined herein, the “First Lien Note Agent”) for the First Lien Noteholder Secured Parties, and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined herein, the “Second Lien Note Agent”) for the Second Lien Noteholder Secured Parties. Capitalized terms defined in Article 1 hereof are used in this Agreement as so defined.

RECITALS

A. Pursuant to the Original ABL Credit Agreement, the ABL Lenders have agreed to make certain loans and other financial accommodations to or for the benefit of the ABL Borrowers.

B. Pursuant to the ABL Guaranties, the ABL Guarantors have agreed to guarantee the payment and performance of the ABL Borrowers’ obligations under the ABL Documents.

C. As a condition to the effectiveness of the Original ABL Credit Agreement and to secure the obligations of the ABL Credit Parties under and in connection with the ABL Documents, the ABL Credit Parties have granted to the ABL Agent (for the benefit of the ABL Lenders, including the ABL Bank Products Affiliates and ABL Hedging Affiliates) Liens on the Collateral.

D. Pursuant to the Original Term Credit Agreement, the Term Creditors have agreed to make certain loans and other financial accommodations to or for the benefit of the Term Borrower.

E. Pursuant to the Term Guaranties, the Term Guarantors have agreed to guarantee the payment and performance of the Term Borrower’s obligations under the Term Documents.

F. As a condition to the effectiveness of the Original Term Credit Agreement and to secure the obligations of the Term Credit Parties under and in connection with the Term Documents, the Term Credit Parties have granted to the Term Agent (for the benefit of the Term Creditors, including the Term Bank Products Affiliates, Term Hedging Affiliates, Term Bank Products Providers and Term Hedging Providers) Liens on the Collateral.

G. Pursuant to the Original First Lien Indenture, the Company has issued, or will issue, the First Lien Notes.

H. Pursuant to the First Lien Note Guaranties, the First Lien Note Guarantors have agreed to guarantee the payment and performance of the First Lien Note Issuer’s obligations under the First Lien Note Documents.

I. As a condition to the issuance and sale of the First Lien Notes on the date hereof and to secure the obligations of the First Lien Note Credit Parties under and in connection with the First Lien Note Documents, the First Lien Note Credit Parties have granted to the First Lien Note Agent (for the benefit of the First Lien Noteholder Secured Parties, including the First Lien Note Bank Products Providers and First Lien Note Hedging Providers) Liens on the Collateral.

J. Pursuant to the Original Second Lien Indenture, the Company has issued, or will issue, the Second Lien Notes.

K. Pursuant to the Second Lien Note Guaranties, the Second Lien Note Guarantors have agreed to guarantee the payment and performance of the Second Lien Note Issuer’s obligations under the Second Lien Note Documents.

L. As a condition to the issuance and sale of the Second Lien Notes on the date hereof and to secure the obligations of the Second Lien Note Credit Parties under and in connection with the Second Lien Note Documents, the Second Lien Note Credit Parties have granted to the Second Lien Note Agent (for the benefit of the Second Lien Noteholder Secured Parties, including the Second Lien Note Bank Products Providers and Second Lien Note Hedging Providers) Liens on the Collateral.

M. Pursuant to this Agreement, the Company may, from time to time, designate certain additional Indebtedness of any Credit Party as “Additional Indebtedness” by executing and delivering the Additional Indebtedness Designation and by complying with the procedures set forth in Section 7.11 hereof, and the holders of such Additional Indebtedness and any other applicable Additional Creditor shall thereafter constitute Additional Creditors, and any Additional Agent for any such Additional Creditors shall thereafter constitute an Additional Agent, for all purposes under this Agreement.

N. Each of the ABL Agent (on behalf of the ABL Lenders), the Term Agent (on behalf of the Term Lenders), the First Lien Note Agent (on behalf of the First Lien Noteholder Secured Parties) and the Second Lien Note Agent (on behalf of the Second Lien Noteholder Secured Parties) and, by their acknowledgment hereof, the ABL Credit Parties, the Term Credit Parties, the First Lien Note Credit Parties and the Second Lien Note Credit Parties, desire to agree to the relative priority of Liens on the Collateral and certain other rights, priorities and interests as provided herein.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1 UCC Definitions.

The following terms which are defined in the Uniform Commercial Code are used herein as so defined: Accounts, Chattel Paper, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Financial Assets, Instruments, Investment Property, Letter-of-Credit Rights, Money, Payment Intangibles, Promissory Notes, Records, Security, Securities Accounts, Security Entitlements, Supporting Obligations, and Tangible Chattel Paper.

Section 1.2 Other Definitions.

As used in this Agreement, the following terms shall have the meanings set forth below:

“ABL Accounts Collateral”: all Collateral consisting of the following:

(1) the Concentration Account and all Accounts Receivable;

(2) to the extent involving or governing any of the items referred to in the preceding clause (1), all Documents, General Intangibles (other than Intellectual Property and equity interests of Subsidiaries of the Company) and Instruments (including, without limitation, Promissory Notes); provided that to the extent any of the foregoing also relates to Cash Flow Priority Collateral, only that portion related to the items referred to in the preceding clause (1) shall be included in the ABL Accounts Collateral;

(3) to the extent evidencing or governing any of the items referred to in the preceding clauses (1) and (2), all Supporting Obligations; provided that to the extent any of the foregoing also relates to Cash Flow Priority Collateral, only that portion related to the items referred to in the preceding clauses (1) and (2) shall be included in the ABL Accounts Collateral;

(4) all books and Records relating to the foregoing (including without limitation all books, databases, customer lists and Records, whether tangible or electronic, which contain any information relating to any of the foregoing); and

(5) all collateral security and guarantees with respect to any of the foregoing and all cash, Money, instruments, Chattel Paper, insurance proceeds, investment property, securities and financial assets directly received as proceeds of any ABL Accounts Collateral (“ABL Accounts Proceeds”); provided, however, that no proceeds of ABL Accounts Proceeds will constitute ABL Accounts Collateral unless such proceeds of ABL Accounts Proceeds would otherwise constitute ABL Accounts Collateral.

For the avoidance of doubt, under no circumstances shall Excluded Assets be ABL Accounts Collateral. As used in this definition of “ABL Accounts Collateral,” the terms “Concentration Account” and “Excluded Assets” shall have the meanings provided in the Original ABL Credit Agreement (if the Original ABL Credit Agreement is then in effect) or in the ABL Collateral Documents relating thereto, or in any other ABL Credit Agreement then in effect (if the Original ABL Credit Agreement is not then in effect) or in the ABL Collateral Documents relating thereto.

“ABL Agent” means General Electric Capital Corporation in its capacity as collateral agent under the ABL Credit Agreement, together with its successors and assigns in such capacity from time to time, whether under the Original ABL Credit Agreement or any subsequent ABL

Credit Agreement, as well as any Person designated as the “Agent,” “Administrative Agent” or “U.S. ABL Collateral Agent” under any ABL Credit Agreement, provided that the ABL Credit Agreement may, from time to time, designate the ABL Agent to be one or more of such Agent, Administrative Agent and/or U.S. ABL Collateral Agent.

“ABL Bank Products Affiliate” means any Person who (a) has entered into a Bank Products Agreement with an ABL Credit Party with the obligations of such ABL Credit Party thereunder being secured by one or more ABL Collateral Documents, (b) was an ABL Credit Agreement Lender or an Affiliate of an ABL Credit Agreement Lender on the date hereof, or at the time of entry into such Bank Products Agreement, or at the time of the designation referred to in the following clause (c), and (c) has been designated by the Company in accordance with the terms of one or more ABL Collateral Documents (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Affiliate hereunder with respect to more than one Credit Facility).

“ABL Borrowers” means the Company and certain of its Subsidiaries, in their capacities as borrowers under the ABL Credit Agreement, together with its and their respective successors and assigns.

“ABL Canadian Collateral” means Property owned by any Canadian subsidiary of the Company and pledged to any ABL Secured Party under any ABL Collateral Document.

“ABL Collateral Documents” means all “Security Documents” as defined in the Original ABL Credit Agreement, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with any ABL Credit Agreement, and any other agreement, document or instrument pursuant to which a Lien is granted securing any ABL Obligations or under which rights or remedies with respect to such Liens are governed, in each case as the same may be amended, supplemented, waived or modified from time to time.

“ABL Commingled Collateral” shall have the meaning set forth in Section 3.7(a) hereof.

“ABL Credit Agreement” means (i) the Original ABL Credit Agreement and (ii) if designated by the Company, any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to refund, refinance, restructure, replace, renew, repay, increase or extend (whether in whole or in part and whether with the original agent and creditors or other agents and creditors or otherwise) the indebtedness and other obligations outstanding under (x) the Original ABL Credit Agreement or (y) any subsequent ABL Credit Agreement (in each case, as amended, restated, supplemented, waived or otherwise modified from time to time); provided, that the requisite creditors party to such ABL Credit Agreement (or their agent or other representative on their behalf) shall agree, by a joinder agreement substantially in the form of Exhibit C attached hereto or otherwise in form and substance reasonably satisfactory to the Term Agent and any Additional Agent (other than any Designated Additional Agent) (or, if there is no continuing Agent other than the First Lien Note Agent, the Second Lien Note Agent and any Designated Additional Agent, as designated by the Company), that the obligations under such ABL Credit Agreement are subject to the terms and provisions of this Agreement. Any reference to the ABL Credit Agreement shall be deemed a reference to any ABL Credit Agreement then in existence.

“ABL Credit Agreement Lenders” means the lenders, debtholders and other creditors party from time to time to the ABL Credit Agreement, together with their successors, assigns and transferees.

“ABL Credit Parties” means the ABL Borrowers, the ABL Guarantors and each other direct or indirect Subsidiary of the Company or any of its Affiliates that is or becomes a party to any ABL Document.

“ABL Documents” means the ABL Credit Agreement, the ABL Guaranties, the ABL Collateral Documents, any Bank Products Agreements between any ABL Credit Party and any ABL Bank Products Affiliate, any Hedging Agreements between any ABL Credit Party and any ABL Hedging Affiliate, those other ancillary agreements as to which the ABL Agent or any ABL Lender is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any ABL Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the ABL Agent, in connection with any of the foregoing or any ABL Credit Agreement, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time.

“ABL Guaranties” means that certain guarantee agreement dated as of the date hereof by the ABL Guarantors in favor of the ABL Agent, and all other guarantees of any ABL Obligations of any ABL Credit Party by any other ABL Credit Party in favor of any ABL Secured Party, in each case as amended, restated, supplemented, waived or otherwise modified from time to time.

“ABL Guarantors” means the collective reference to each of the Company’s Subsidiaries that is a guarantor under any of the ABL Guaranties and any other Person who becomes a guarantor under any of the ABL Guaranties.

“ABL Hedging Affiliate” means any Person who (a) has entered into a Hedging Agreement with an ABL Credit Party with the obligations of such ABL Credit Party thereunder being secured by one or more ABL Collateral Documents, (b) was the ABL Agent or an ABL Credit Agreement Lender or an Affiliate of an ABL Credit Agreement Lender on the date hereof, or at the time of entry into such Hedging Agreement, or at the time of the designation referred to in the following clause (c), and (c) has been designated by the Company in accordance with the terms of one or more ABL Collateral Documents (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Affiliate hereunder with respect to more than one Credit Facility).

“ABL Lenders” means all ABL Credit Agreement Lenders, together with any Affiliates thereof in their capacity as ABL Bank Products Affiliates or ABL Hedging Affiliates, and all successors, assigns, transferees and replacements thereof, as well as any Person designated as a “Lender” under any ABL Credit Agreement.

“ABL Obligations” means any and all loans and all other obligations, liabilities and indebtedness of every kind, nature and description, whether now existing or hereafter arising, whether arising before, during or after the commencement of any case with respect to any ABL Credit Party under the Bankruptcy Code or any other Insolvency Proceeding, owing by each ABL Credit Party from time to time to the ABL Agent, the “administrative agent” or “agent” under the ABL Credit Agreement, the ABL Credit Agreement Lenders or any of them, any ABL Bank Products Affiliates or any ABL Hedging Affiliates, under any ABL Document, whether for principal, interest (including interest and fees which, but for the filing of a petition in bankruptcy with respect to such ABL Credit Party, would have accrued on any ABL Obligation, whether or not a claim is allowed against such ABL Credit Party for such interest and fees in the related bankruptcy proceeding), reimbursement of amounts drawn under letters of credit, payments for early termination of Hedging Agreements, fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the ABL Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

“ABL Permitted Access Right” shall have the meaning set forth in Section 3.7(a).

“ABL Priority Collateral” means all Collateral consisting of the following:

(1) all Inventory;

(2) all ABL Accounts Collateral;

(3) to the extent evidencing or governing any of the items referred to in the preceding clauses (1) and (2), all Documents, General Intangibles (other than Intellectual Property and equity interests of Subsidiaries of the Company), Instruments (including, without limitation, Promissory Notes); provided that to the extent any of the foregoing also relates to Cash Flow Priority Collateral, only that portion related to the items referred to in the preceding clauses (1) and (2) shall be included in the ABL Priority Collateral;

(4) to the extent evidencing or governing any of the items referred to in the preceding clauses (1) through (3), all Supporting Obligations; provided that to the extent any of the foregoing also relates to Cash Flow Priority Collateral, only that portion related to the items referred to in the preceding clauses (1) through (3) shall be included in the ABL Priority Collateral;

(5) all books and Records relating to the foregoing (including without limitation all books, databases, customer lists and Records, whether tangible or electronic, which contain any information relating to any of the foregoing); and

(6) all collateral security and guarantees with respect to any of the foregoing and all cash, Money, instruments, Chattel Paper, insurance proceeds, investment property, securities and financial assets to the extent received as proceeds of any ABL Priority Collateral (“ABL Priority Proceeds”); provided, however, that no proceeds of ABL Priority Proceeds will constitute ABL Priority Collateral unless such proceeds of ABL Priority Proceeds would otherwise constitute ABL Priority Collateral.

For the avoidance of doubt, under no circumstances shall Excluded Assets (as defined in the next succeeding sentence) be ABL Priority Collateral. As used in this definition of “ABL Priority Collateral,” the term “Excluded Assets” shall have the meaning provided in the Original

ABL Credit Agreement (if the Original ABL Credit Agreement is then in effect) or in the ABL Collateral Documents relating thereto, or in any other ABL Credit Agreement then in effect (if the Original ABL Credit Agreement is not then in effect) or in the ABL Collateral Documents relating thereto.

“ABL Recovery” shall have the meaning set forth in Section 5.3(a).

“ABL Secured Parties” means the ABL Agent and the ABL Lenders.

“Accounts Receivable”: any right to payment for goods sold or leased or for services rendered, which is not evidenced by an instrument (as defined in the Uniform Commercial Code) or Chattel Paper.

“Additional Agent” means any one or more agents, trustees or other representatives for or of any one or more Additional Credit Facility Creditors, and shall include any successor thereto, as well as any Person designated as an “Agent” under any Additional Credit Facility.

“Additional Bank Products Affiliate” means any Person who (a) has entered into a Bank Products Agreement with an Additional Credit Party with the obligations of such Additional Credit Party thereunder being secured by one or more Additional Collateral Documents, (b) was an Additional Agent or an Additional Credit Facility Creditor or an Affiliate of an Additional Credit Facility Creditor at the time of entry into such Bank Products Agreement, or at the time of the designation referred to in the following clause (c), and (c) has been designated by the Company in accordance with the terms of one or more Additional Collateral Documents (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Affiliate hereunder with respect to more than one Credit Facility).

“Additional Bank Products Provider” means any Person (other than an Additional Bank Products Affiliate) that has entered into a Bank Products Agreement with an Additional Credit Party with the obligations of such Additional Credit Party thereunder being secured by one or more Additional Collateral Documents, as designated by the Company in accordance with the terms of the Additional Collateral Documents (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Provider hereunder with respect to more than one Credit Facility).

“Additional Borrower” means any Additional Credit Party that incurs or issues Additional Indebtedness, together with its successors and assigns.

“Additional Collateral Documents” means all “Security Documents” as defined in any Additional Credit Facility, and in any event shall include all security agreements, mortgages, deeds of trust, pledges and other collateral documents executed and delivered in connection with any Additional Credit Facility, and any other agreement, document or instrument pursuant to which a Lien is granted securing any Additional Obligations or under which rights or remedies with respect to such Liens are governed, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Additional Credit Facilities” means (a) any one or more agreements, instruments and documents under which any Additional Indebtedness is or may be incurred, including without limitation any credit agreements, loan agreements, indentures or other financing agreements, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time, together with (b) if designated by the Company, any other agreement extending the maturity of, consolidating, restructuring, refunding, replacing or refinancing all or any portion of the Additional Obligations, whether by the same or any other lender, debtholder or other creditor or group of lenders, debtholders or other creditors, or the same or any other agent, trustee or representative therefor, or otherwise, and whether or not increasing the amount of any Indebtedness that may be incurred thereunder.

“Additional Credit Facility Creditors” means one or more holders of Additional Indebtedness (or commitments therefor) that is or may be incurred under one or more Additional Credit Facilities.

“Additional Credit Party” means the Company, each direct or indirect Subsidiary of the Company or any of its Affiliates that is or becomes a party to any Additional Document, and any other Person who becomes a guarantor under any of the Additional Guaranties.

“Additional Creditors” means one or more Additional Credit Facility Creditors and all Additional Bank Products Affiliates, Additional Hedging Affiliates, Additional Bank Products Providers, Additional Hedging Providers and Management Credit Providers in respect of any Additional Document and all successors, assigns, transferees and replacements thereof, as well as any Person designated as an “Additional Creditor” under any Additional Credit Facility; and with respect to any Additional Agent, means the Additional Creditors represented by such Additional Agent.

“Additional Documents” means, with respect to any Indebtedness designated as Additional Indebtedness hereunder, any Additional Credit Facilities, any Additional Guaranties, any Additional Collateral Documents, any Bank Products Agreements between any Credit Party and any Additional Bank Products Affiliate or Additional Bank Products Provider, any Hedging Agreements between any Credit Party and any Additional Hedging Affiliate or Additional Hedging Provider, any Management Guarantee designated in respect of any Additional Collateral Document, those other ancillary agreements as to which any Additional Secured Party is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to any Additional Agent, in connection with any of the foregoing or any Additional Credit Facility, including any intercreditor or joinder agreement among any of the Additional Secured Parties or between or among any of the other Secured Parties and any of the Additional Secured Parties, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Additional Effective Date” has the meaning set forth in Section 7.11(b).

“Additional Guaranties” means any one or more guarantees of any Additional Obligations of any Additional Credit Party by any other Additional Credit Party in favor of any Additional Secured Party, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Additional Guarantor” means any Additional Credit Party that at any time has provided an Additional Guaranty.

“Additional Hedging Affiliate” means any Person who (a) has entered into a Hedging Agreement with an Additional Credit Party with the obligations of such Additional Credit Party thereunder being secured by one or more Additional Collateral Documents, (b) was an Additional Agent or an Additional Credit Facility Creditor or an Affiliate of an Additional Credit Facility Creditor at the time of entry into such Hedging Agreement, or at the time of the designation referred to in the following clause (c), and (c) has been designated by the Company in accordance with the terms of one or more Additional Collateral Documents (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Affiliate hereunder with respect to more than one Credit Facility).

“Additional Hedging Provider” means any Person (other than an Additional Hedging Affiliate) that has entered into a Hedging Agreement with an Additional Credit Party with the obligations of such Additional Credit Party thereunder being secured by one or more Additional Collateral Documents, as designated by the Company in accordance with the terms of the Additional Collateral Documents (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Provider hereunder with respect to more than one Credit Facility).

“Additional Indebtedness” means any Additional Specified Indebtedness that (1) is permitted to be secured by a Lien (as hereinafter defined) on Collateral by

(a)	prior to the Discharge of ABL Obligations, any negative covenant restricting Liens contained in the Original ABL Credit Agreement (if the Original ABL Credit Agreement is then in effect) or any negative covenant restricting Liens contained in any other ABL Credit Agreement then in effect if the Original ABL Credit Agreement is not then in effect (in each case under this clause (a), which covenant is designated in such ABL Credit Agreement as applicable for purposes of this definition);

(b)	prior to the Discharge of Term Obligations, Section 7.2 of the Original Term Credit Agreement (if the Original Term Credit Agreement is then in effect) or the corresponding negative covenant restricting Liens contained in any other Term Credit Agreement then in effect if the Original Term Credit Agreement is not then in effect (which covenant is designated in such Term Credit Agreement as applicable for purposes of this definition);

(c)	prior to the Discharge of First Lien Note Obligations, Section 413 of the Original First Lien Indenture (if the Original First Lien Indenture is then in effect) or the corresponding negative covenant restricting Liens contained in any other First Lien Indenture then in effect if the Original First Lien Indenture is not then in effect (which covenant is designated in such First Lien Indenture as applicable for purposes of this definition);

(d)	prior to the Discharge of Second Lien Note Obligations, Section 413 of the Original Second Lien Indenture (if the Original Second Lien Indenture is then in effect) or the corresponding negative covenant restricting Liens contained in any other Second Lien Indenture then in effect if the Original Second Lien Indenture is not then in effect (which covenant is designated in such Second Lien Indenture as applicable for purposes of this definition); and

(e)	prior to the Discharge of Additional Obligations, any negative covenant restricting Liens contained in any applicable Additional Credit Facility then in effect (which covenant is designated in such Additional Credit Facility as applicable for purposes of this definition); and

(2) is designated as “Additional Indebtedness” by the Company pursuant to an Additional Indebtedness Designation and in compliance with the procedures described in Section 7.11.

As used in this definition of “Additional Indebtedness,” the term “Lien” shall have the meaning set forth (v) for purposes of the preceding clause (1)(a), prior to the Discharge of ABL Obligations, in the Original ABL Credit Agreement (if the Original ABL Credit Agreement is then in effect), or in any other ABL Credit Agreement then in effect (if the Original ABL Credit Agreement is not then in effect), (w) for purposes of the preceding clause (1)(b), prior to the Discharge of Term Obligations, in the Original Term Credit Agreement (if the Original Term Credit Agreement is then in effect), or in any other Term Credit Agreement then in effect (if the Original Term Credit Agreement is not then in effect), (x) for purposes of the preceding clause (1)(c), prior to the Discharge of First Lien Note Obligations, in the Original First Lien Indenture (if the Original First Lien Indenture is then in effect), or in any other First Lien Indenture then in effect (if the Original First Lien Indenture is not then in effect), (y) for purposes of the preceding clause (1)(d), prior to the Discharge of Second Lien Note Obligations, in the Original Second Lien Indenture (if the Original Second Lien Indenture is then in effect), or in any other Second Lien Indenture then in effect (if the Original Second Lien Indenture is not then in effect), and (z) for purposes of the preceding clause (1)(e), prior to the Discharge of Additional Obligations, in the applicable Additional Credit Facility then in effect.

“Additional Indebtedness Designation” means a certificate of the Company with respect to Additional Indebtedness substantially in the form of Exhibit A attached hereto.

“Additional Indebtedness Joinder” means a joinder agreement executed by one or more Additional Agents in respect of the Additional Indebtedness subject to an Additional Indebtedness Designation, on behalf of one or more Additional Secured Parties in respect of such Additional Indebtedness, substantially in the form of Exhibit B attached hereto.

“Additional Junior Obligations” means Additional Obligations that are designated as “Junior Priority Debt” under the Cash Flow Intercreditor Agreement.

“Additional Obligations” means any and all loans and all other obligations, liabilities and indebtedness of every kind, nature and description, whether now existing or hereafter arising, whether arising before, during or after the commencement of any case with respect to any Additional Credit Party under the Bankruptcy Code or any other Insolvency Proceeding, owing by each Additional Credit Party from time to time to any Additional Agent, any Additional Creditors or any of them, including any Additional Bank Products Affiliates, Additional Hedging Affiliates, Additional Bank Products Providers, Additional Hedging Providers or any Management Credit Providers, under any Additional Document, whether for principal, interest (including interest and fees which, but for the filing of a petition in bankruptcy with respect to such Additional Credit Party, would have accrued on any Additional Obligation, whether or not a claim is allowed against such Additional Credit Party for such interest and fees in the related bankruptcy proceeding), reimbursement of amounts drawn under letters of credit, payments for early termination of Hedging Agreements, fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the Additional Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

“Additional Secured Parties” means any Additional Agents and any Additional Creditors.

“Additional Senior Obligations” means Additional Obligations that are designated as “Senior Priority Debt” under the Cash Flow Intercreditor Agreement.

“Additional Specified Indebtedness” means any Indebtedness (as hereinafter defined) that is or may from time to time be incurred by any Credit Party in compliance with:

(a)	prior to the Discharge of ABL Obligations, any negative covenant restricting Indebtedness contained in the Original ABL Credit Agreement (if the Original ABL Credit Agreement is then in effect) or any negative covenant restricting Indebtedness contained in any other ABL Credit Agreement then in effect if the Original ABL Credit Agreement is not then in effect (in each case under this clause (a), which covenant is designated in such ABL Credit Agreement as applicable for purposes of this definition);

(b)	prior to the Discharge of Term Obligations, Section 7.1 of the Original Term Credit Agreement (if the Original Term Credit Agreement is then in effect) or the corresponding negative covenant restricting Indebtedness contained in any other Term Credit Agreement then in effect if the Original Term Credit Agreement is not then in effect (which covenant is designated in such Term Credit Agreement as applicable for purposes of this definition);

(c)	prior to the Discharge of First Lien Note Obligations, Section 407 of the Original First Lien Indenture (if the Original First Lien Indenture is then in effect) or the corresponding negative covenant restricting Indebtedness contained in any other First Lien Indenture then in effect if the Original First Lien Indenture is not then in effect (which covenant is designated in such First Lien Indenture as applicable for purposes of this definition);

(d)	prior to the Discharge of Second Lien Note Obligations, Section 407 of the Original Second Lien Indenture (if the Original Second Lien Indenture is then in effect) or the corresponding negative covenant restricting Indebtedness contained in any other Second Lien Indenture then in effect if the Original Second Lien Indenture is not then in effect (which covenant is designated in such Second Lien Indenture as applicable for purposes of this definition); and

(e)	any negative covenant restricting Indebtedness contained in any Additional Credit Facility then in effect (which covenant is designated in such Additional Credit Facility as applicable for purposes of this definition).

As used in this definition of “Additional Specified Indebtedness,” the term “Indebtedness” shall have the meaning set forth (v) for purposes of the preceding clause (a), prior to the Discharge of ABL Obligations, in the Original ABL Credit Agreement (if the Original ABL Credit Agreement is then in effect), or in any other ABL Credit Agreement then in effect (if the Original ABL Credit Agreement is not then in effect), (w) for purposes of the preceding clause (b), prior to the Discharge of Term Obligations, in the Original Term Credit Agreement (if the Original Term Credit Agreement is then in effect), or in any other Term Credit Agreement then in effect (if the Original Term Credit Agreement is not then in effect), (x) for purposes of the preceding clause (c), prior to the Discharge of First Lien Note Obligations, in the Original First Lien Indenture (if the Original First Lien Indenture is then in effect), or in any other First Lien Indenture then in effect (if the Original First Lien Indenture is not then in effect), (y) for purposes of the preceding clause (d), prior to the Discharge of Second Lien Note Obligations, in the Original Second Lien Indenture (if the Original Second Lien Indenture is then in effect), or in any other Second Lien Indenture then in effect (if the Original Second Lien Indenture is not then in effect), and (z) for purposes of the preceding clause (e), prior to the Discharge of Additional Obligations, in the applicable Additional Credit Facility then in effect. In the event that any Indebtedness as defined in any such Credit Document shall not be Indebtedness as defined in any other such Credit Document, but is or may be incurred in compliance with such other Credit Document, such Indebtedness shall constitute Additional Specified Indebtedness for purposes of such other Credit Document.

“Affiliate” of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agent” means the ABL Agent and each Cash Flow Collateral Agent, as applicable.

“Agreement” means this Intercreditor Agreement, as the same may be amended, restated, supplemented, waived or otherwise modified from time to time pursuant to the terms hereof.

“Asset Sales Proceeds Account” means one or more Deposit Accounts or Securities Accounts holding only the proceeds of any sale or disposition of any Cash Flow Priority Collateral and the proceeds or investment thereof.

“Bank Products Affiliate” means any ABL Bank Products Affiliate, any Term Bank Products Affiliate or any Additional Bank Products Affiliate, as applicable.

“Bank Products Agreement” means any agreement pursuant to which a bank or other financial institution agrees to provide (a) treasury services, (b) credit card, merchant card, purchasing card or stored value card services (including, without limitation, processing and other administrative services with respect thereto), (c) cash management services (including, without limitation, controlled disbursements, credit cards, credit card processing services, automated clearinghouse and other electronic funds transfer transactions, return items, netting, overdrafts, depository, lockbox, stop payment, information reporting, wire transfer and interstate depository network services) and (d) other similar banking products or services as may be requested by any Credit Party (for the avoidance of doubt, excluding letters of credit and loans except indebtedness arising from services described in items (a) through (c) of this definition).

“Bank Products Provider” means any Term Bank Products Provider, any First Lien Note Bank Products Provider, any Second Lien Note Bank Products Provider or any Additional Bank Products Provider, as applicable.

“Bankruptcy Code” means title 11 of the United States Code.

“Board of Directors” means, for any Person, the board of directors or other governing body of such Person or, if such Person does not have such a board of directors or other governing body and is owned or managed by a single entity, the Board of Directors of such entity, or, in either case, any committee thereof duly authorized to act on behalf of such Board of Directors. Unless otherwise provided, “Board of Directors” means the Board of Directors of the Company.

“Borrower” means any of the ABL Borrowers, the Term Borrower, the First Lien Note Issuer, the Second Lien Note Issuer and any Additional Borrower.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banking institutions are authorized or required by law to close in New York City.

“Capitalized Lease Obligation” means an obligation that is required to be classified and accounted for as a capitalized lease for financial reporting purposes in accordance with GAAP.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

“Cash Collateral” means any Collateral consisting of Money or Cash Equivalents, any Security Entitlement and any Financial Assets.

“Cash Equivalents” means any of the following: (a) money, (b) securities issued or fully guaranteed or insured by the United States of America, Canada or a member state of the European Union or any agency or instrumentality of any thereof, (c) time deposits, certificates of deposit or bankers’ acceptances of (i) any lender under the ABL Credit Agreement, the Term Credit Agreement or any Additional Credit Facility, or any affiliate thereof, (ii) JPMorgan Chase Bank, N.A., SunTrust Bank, Wells Fargo Bank, National Association, Bank of America, N.A., Scotiabank, The Toronto-Dominion Bank, Bank of Montreal, or any of their respective affiliates, or (iii) any commercial bank having capital and surplus in excess of $500.0 million (or the foreign currency equivalent thereof as of the date of such investment) and the commercial paper of the holding company of which is rated at least A-2 or the equivalent thereof by Standard & Poor’s Ratings Group (a division of the McGraw Hill Companies Inc.) or any successor rating agency (“S&P”) or at least P-2 or the equivalent thereof by Moody’s Investors Service, Inc. or any successor rating agency (“Moody’s”) (or if at such time neither is issuing ratings, then a comparable rating of another nationally recognized rating agency), (d) money market instruments, commercial paper or other short-term obligations rated at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody’s (or if at such time neither is issuing ratings, then a comparable rating of another nationally recognized rating agency), (e) investments in money market funds subject to the risk limiting conditions of Rule 2a-7 or any successor rule of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, (f) Canadian dollars, and (g) investments similar to any of the foregoing denominated in Canadian dollars or any other foreign currencies approved by the Board of Directors.

“Cash Flow Collateral Agent” means the First Lien Note Agent, the Second Lien Note Agent, the Term Agent and any Additional Agent, as applicable.

“Cash Flow Collateral Documents” means the First Lien Note Documents, the Second Lien Note Documents, the Term Documents and any Additional Documents, as applicable.

“Cash Flow Collateral Facility” means the Term Credit Agreement, the First Lien Indenture, the Second Lien Indenture and any Additional Credit Facility, as applicable.

“Cash Flow Collateral Obligations” means the First Lien Note Obligations, the Second Lien Note Obligations, the Term Obligations and any Additional Obligations.

“Cash Flow Collateral Recovery” shall have the meaning set forth in Section 5.3(b).

“Cash Flow Collateral Representative” means the Cash Flow Collateral Agent under the Cash Flow Collateral Facility under which the greatest principal amount of Cash Flow Collateral Obligations is outstanding at the time of determination, unless otherwise agreed in writing among the Cash Flow Collateral Agents. So long as the Cash Flow Intercreditor Agreement is in effect, the Cash Flow Collateral Representative will be the “Senior Priority Representative” as defined therein.

“Cash Flow Collateral Secured Parties” means the First Lien Noteholder Secured Parties, the Second Lien Noteholder Secured Parties, the Term Secured Parties and any Additional Secured Parties.

“Cash Flow Intercreditor Agreement” means the Intercreditor Agreement, dated as of the date hereof, among Wilmington Trust, National Association, as first lien note agent, Wilmington

Trust, National Association, as second lien note agent, Bank of America, N.A., as term agent, and any additional agents party thereto from time to time, as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Cash Flow Priority Collateral” means all Collateral (including the Holding Pledged Stock) other than ABL Priority Collateral, including real estate, Intellectual Property, equipment and equity interests of Subsidiaries of the Company, and all collateral security and guarantees with respect to any Cash Flow Priority Collateral and all cash, Money, Instruments, Securities and Financial Assets to the extent received as proceeds of any Cash Flow Priority Collateral; provided, however, no proceeds of proceeds will constitute Cash Flow Priority Collateral unless such proceeds of proceeds would otherwise constitute Cash Flow Priority Collateral or are credited to the Asset Sales Proceeds Account. For the avoidance of doubt, under no circumstances shall any of the ABL Canadian Collateral or Excluded Assets be Cash Flow Priority Collateral. As used in this definition of “Cash Flow Priority Collateral,” the term “Excluded Assets” shall have the meaning provided (i) prior to the Discharge of Term Obligations, in the Original Term Credit Agreement (if the Original Term Credit Agreement is then in effect), or in any other Term Credit Agreement then in effect (if the Original Term Credit Agreement is not then in effect) or the Cash Flow Collateral Documents relating thereto, (ii) following the Discharge of Term Obligations and prior to the Discharge of First Lien Note Obligations, in the Original First Lien Indenture (if the Original First Lien Indenture is then in effect), or in any other First Lien Indenture then in effect (if the Original First Lien Indenture is not then in effect) or the Cash Flow Collateral Documents relating thereto, (iii) following the Discharge of Term Obligations and the Discharge of First Lien Note Obligations and prior to the Discharge of Additional Obligations with respect to any Additional Senior Obligations, in the related Additional Credit Facility or the Cash Flow Collateral Documents relating thereto, (iv) following the Discharge of Term Obligations, the Discharge of Additional Obligations with respect to any Additional Senior Obligations and the Discharge of First Lien Note Obligations and prior to the Discharge of Second Lien Note Obligations, in the Original Second Lien Indenture (if the Original Second Lien Indenture is then in effect), or in any other Second Lien Indenture then in effect (if the Original Second Lien Indenture is not then in effect) or the Cash Flow Collateral Documents relating thereto and (v) following the Discharge of Term Obligations, the Discharge of Additional Obligations with respect to any Additional Senior Obligations, the Discharge of First Lien Note Obligations and the Discharge of Second Lien Note Obligations and prior to the Discharge of Additional Obligations with respect to any Additional Junior Obligations, in the related Additional Credit Facility or the Cash Flow Collateral Documents relating thereto.

“Collateral” means the Holding Pledged Stock and all Property owned as of the date hereof or hereafter acquired by any Borrower or any Guarantor in or upon which a Lien is granted or purported to be granted to the ABL Agent, the First Lien Note Agent, the Second Lien Note Agent, the Term Agent or any Additional Agent under any of the ABL Collateral Documents, the First Lien Note Collateral Documents, the Second Lien Note Collateral Documents, the Term Collateral Documents or the Additional Collateral Documents, together with all rents, issues, profits, products, and Proceeds thereof, but excluding any ABL Canadian Collateral.

“Company” means HD Supply, Inc., a Delaware corporation, and any successor in interest thereto.

“Control Collateral” means any Collateral consisting of any certificated Security, Investment Property, Deposit Account, Instruments and any other Collateral as to which a Lien may be perfected through possession or control by the secured party, or any agent therefor.

“Copyright Licenses” means with respect to any Credit Party, all United States written license agreements of such Credit Party providing for the grant by or to such Credit Party of any right to use any United States copyright of such Credit Party, other than agreements with any Person who is an Affiliate or a Subsidiary of such Credit Party, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory as of the date of this Agreement or hereafter covered by such licenses.

“Copyrights” means with respect to any Credit Party, all of such Credit Party’s right, title and interest in and to all United States copyrights, whether or not the underlying works of authorship have been published or registered, United States copyright registrations and copyright applications, and (i) all renewals thereof, (ii) all income, royalties, damages and payments as of the date of this Agreement or hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof and (iii) the right to sue or otherwise recover for past, present and future infringements and misappropriations thereof.

“Credit Documents” means the ABL Documents, the First Lien Note Documents, the Second Lien Note Documents, the Term Documents and any Additional Documents.

“Credit Facility” means the ABL Credit Agreement, the Term Loan Credit Agreement, the First Lien Indenture, the Second Lien Indenture or any Additional Credit Facility, as applicable.

“Credit Parties” means the ABL Credit Parties, the First Lien Note Credit Parties, the Second Lien Note Credit Parties, the Term Credit Parties and any Additional Credit Parties.

“Designated Additional Agent” means any Additional Agent that the Company designates as a Designated Additional Agent (as confirmed in writing by such Additional Agent if such designation is made subsequent to the joinder of such Additional Agent to this Agreement), as and to the extent so designated. Such designation may be for all purposes under this Agreement, or may be for one or more specified purposes thereunder or provisions thereof.

“DIP Financing” shall have the meaning set forth in Section 6.1(a).

“Discharge of ABL Obligations” means (a) the payment in full in cash of the applicable ABL Obligations that are outstanding and unpaid (and excluding, for the avoidance of doubt, unasserted contingent indemnification or other obligations) at the time all Indebtedness under the applicable ABL Credit Agreement is paid in full in cash, including (if applicable), with respect to amounts available to be drawn under outstanding letters of credit issued thereunder (or indemnities or other undertakings issued pursuant thereto in respect of outstanding letters of credit), delivery or provision of cash or backstop letters of credit in respect thereof in compliance with the terms of any such ABL Credit Agreement (which shall not exceed an amount equal to 105% of the aggregate undrawn amount of such letters of credit) and (b) the termination of all then outstanding commitments to extend credit under the ABL Documents.

“Discharge of Additional Obligations” means, if any Indebtedness shall at any time have been incurred under any Additional Credit Facility, (a) the payment in full in cash of the applicable Additional Obligations that are outstanding and unpaid (and excluding, for the avoidance of doubt, unasserted contingent indemnification or other obligations) at the time all Additional Indebtedness under such Additional Credit Facility is paid in full in cash, including (if applicable), with respect to amounts available to be drawn under outstanding letters of credit issued thereunder (or indemnities or other undertakings issued pursuant thereto in respect of outstanding letters of credit), delivery or provision of cash or backstop letters of credit in respect thereof in compliance with the terms of any such Additional Credit Facility (which shall not exceed an amount equal to 105% of the aggregate undrawn amount of such letters of credit) and (b) the termination of all then outstanding commitments to extend credit under the applicable Additional Credit Facility.

“Discharge of All Cash Flow Collateral Obligations” means, collectively, the Discharge of First Lien Note Obligations, the Discharge of Second Lien Note Obligations, the Discharge of Term Obligations and (if applicable) the Discharge of Additional Obligations.

“Discharge of Cash Flow Collateral Obligations” means the Discharge of First Lien Note Obligations, the Discharge of Second Lien Note Obligations, the Discharge of Term Obligations or the Discharge of Additional Obligations, as the case may require.

“Discharge of First Lien Note Obligations” means the payment in full in cash of the applicable First Lien Note Obligations that are outstanding and unpaid (and excluding, for the avoidance of doubt, unasserted contingent indemnification or other obligations) at the time all Indebtedness under the applicable First Lien Indenture is paid in full in cash.

“Discharge of Second Lien Note Obligations” means the payment in full in cash of the applicable Second Lien Note Obligations that are outstanding and unpaid (and excluding, for the avoidance of doubt, unasserted contingent indemnification or other obligations) at the time all Indebtedness under the applicable Second Lien Indenture is paid in full in cash.

“Discharge of Term Obligations” means (a) the payment in full in cash of the applicable Term Obligations that are outstanding and unpaid (and excluding, for the avoidance of doubt, unasserted contingent indemnification or other obligations) at the time all Indebtedness under the applicable Term Credit Agreement is paid in full in cash, including (if applicable), with respect to amounts available to be drawn under outstanding letters of credit issued thereunder (or indemnities or other undertakings issued pursuant thereto in respect of outstanding letters of credit), delivery or provision of cash or backstop letters of credit in respect thereof in compliance with the terms of any such Term Credit Agreement (which shall not exceed an amount equal to 105% of the aggregate undrawn amount of such letters of credit) and (b) the termination of all then outstanding commitments to extend credit under the Term Documents.

“Domestic Subsidiary” means any Subsidiary of the Company that is not a Foreign Subsidiary.

“Event of Default” means an Event of Default under any ABL Credit Agreement, any Term Credit Agreement, any First Lien Indenture, any Second Lien Indenture or any Additional Credit Facility.

“Excluded Subsidiary Securities” means any Capital Stock and other securities of a Subsidiary to the extent that the pledge of or grant of any other Lien on such Capital Stock and other securities results in the Company being required to file separate financial statements of such Subsidiary with the Securities and Exchange Commission (or any other Governmental Authority) pursuant to either Rule 3-10 or 3-16 of Regulation S-X under the Securities Act, or any other law, rule or regulation as in effect from time to time, but only to the extent necessary to not be subject to such requirement.

“Exercise Any Secured Creditor Remedies” or “Exercise of Secured Creditor Remedies” means:

(a)	the taking of any action to enforce or realize upon any Lien, including the institution of any foreclosure proceedings or the noticing of any public or private sale pursuant to Article 9 of the Uniform Commercial Code;

(b)	the exercise of any right or remedy provided to a secured creditor on account of a Lien under any of the Credit Documents, under applicable law, in an Insolvency Proceeding or otherwise, including the election to retain any of the Collateral in satisfaction of a Lien;

(c)	the taking of any action or the exercise of any right or remedy in respect of the collection on, set off against, marshaling of, injunction respecting or foreclosure on the Collateral or the Proceeds thereof;

(d)	the appointment of a receiver, receiver and manager or interim receiver of all or part of the Collateral;

(e)	subject to pre-existing rights and licenses, the sale, lease, license, or other disposition of all or any portion of the Collateral by private or public sale or any other means permissible under applicable law;

(f)	the exercise of any other right of a secured creditor under Part 6 of Article 9 of the Uniform Commercial Code;

(g)	the exercise of any voting rights relating to any Capital Stock included in the Collateral; and

(h)	the delivery of any notice, claim or demand relating to the Collateral to any Person (including any securities intermediary, depository bank or landlord) in possession or control of any Collateral.

For the avoidance of doubt, filing a proof of claim in bankruptcy court or seeking adequate protection shall not be deemed to be an Exercise of Secured Creditor Remedies.

“First Lien Indenture” means (i) the Original First Lien Indenture and (ii) if designated by the Company, any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to refund, refinance, restructure, replace, renew, repay, increase or extend (whether in whole or in part and whether with the original agent and creditors or other agents and creditors or otherwise) the indebtedness and other obligations outstanding under (x) the Original First Lien Indenture or (y) any subsequent First Lien Indenture (in each case, as amended, restated, supplemented, waived or otherwise modified from time to time); provided, that the requisite creditors party to such First Lien Indenture (or their agent or other representative on their behalf) shall agree, by a joinder agreement substantially in the form of Exhibit C attached hereto or otherwise in form and substance reasonably satisfactory to the ABL Agent, the Term Agent and any Additional Agent (other than any Designated Additional Agent), that the obligations under such First Lien Indenture are subject to the terms and provisions of this Agreement. Any reference to the First Lien Indenture shall be deemed a reference to any First Lien Indenture then in existence.

“First Lien Note Agent” means Wilmington Trust, National Association in its capacity as collateral agent under the First Lien Indenture, together with its successors and assigns in such capacity from time to time, whether under the Original First Lien Indenture or any subsequent First Lien Indenture, as well as any Person designated as the “Agent” or “Collateral Agent” under any First Lien Indenture.

“First Lien Note Bank Products Provider” means any Person that has entered into a Bank Products Agreement with a First Lien Note Credit Party with the obligations of such First Lien Note Credit Party thereunder being secured by one or more First Lien Note Collateral Documents, as designated by the Company in accordance with the terms of the First Lien Note Collateral Documents (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Provider hereunder with respect to more than one Credit Facility).

“First Lien Note Collateral Documents” means all “Note Security Documents” as defined in the First Lien Indenture, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with any First Lien Indenture, in each case as the same may be amended, modified or supplemented from time to time.

“First Lien Note Credit Parties” means the First Lien Note Issuer, the First Lien Note Guarantors and each other direct or indirect Subsidiary of the Company or any of its Affiliates that is or becomes a party to any First Lien Note Document.

“First Lien Note Documents” means the First Lien Indenture, the First Lien Note Collateral Documents, any Bank Products Agreements between any First Lien Note Credit Party and any First Lien Note Bank Products Provider, any Hedging Agreements between any First Lien Note Credit Party and any First Lien Note Hedging Provider, any Management Guarantee designated in respect of any First Lien Note Collateral Document, and all other agreements, instruments, documents and certificates, as of the date of this Agreement or hereafter executed by or on behalf of any First Lien Note Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the First Lien Trustee or First Lien Note Agent, in connection with any of the foregoing, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time.

“First Lien Note Guaranties” means the guarantees of the First Lien Note Guarantors pursuant to the Original First Lien Indenture and all other guarantees of any First Lien Note Obligations of any First Lien Note Credit Party by any other First Lien Note Credit Party in favor of any First Lien Noteholder Secured Party, in each case as amended, restated, supplemented, waived or otherwise modified from time to time.

“First Lien Note Guarantors” means the collective reference to each of the Company’s Domestic Subsidiaries that is a guarantor under any of the First Lien Note Guaranties and any other Person who becomes a guarantor under any of the First Lien Note Guaranties.

“First Lien Note Hedging Provider” means any Person that has entered into a Hedging Agreement with a First Lien Note Credit Party with the obligations of such First Lien Note Credit Party thereunder being secured by one or more First Lien Note Collateral Documents, as designated by the Company in accordance with the terms of the First Lien Note Collateral Documents (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Provider hereunder with respect to more than one Credit Facility).

“First Lien Note Issuer” means the Company, in its capacity as issuer under the First Lien Indenture, together with its successors and assigns.

“First Lien Note Obligations” means any and all loans and all other obligations, liabilities and indebtedness of every kind, nature and description, whether existing as of the date of this Agreement or hereafter arising, whether arising before, during or after the commencement of any case with respect to any First Lien Note Credit Party under the Bankruptcy Code or any other Insolvency Proceeding, owing by each First Lien Note Credit Party from time to time to the First Lien Note Agent, the First Lien Trustee, the First Lien Noteholders, any First Lien Note Bank Products Provider, any First Lien Note Hedging Provider or any Management Credit Provider under any First Lien Note Document, whether for principal, interest (including interest and fees which, but for the filing of a petition in bankruptcy with respect to such First Lien Note Credit Party, would have accrued on any First Lien Note Obligation, whether or not a claim is allowed against such First Lien Note Credit Party for such interest and fees in the related bankruptcy proceeding), fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the First Lien Note Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

“First Lien Noteholder Secured Parties” means the First Lien Trustee, the First Lien Note Agent, the First Lien Noteholders, any First Lien Note Bank Products Provider, any First Lien Note Hedging Provider and any Management Credit Provider in respect of any First Lien Note Document.

“First Lien Noteholders” means the holders of the First Lien Notes, and all successors, assigns, transferees and replacements thereof, as well as any Person designated as a “Holder” or a “Noteholder” under any First Lien Indenture.

“First Lien Notes” means the notes issued by the Company or any Indebtedness otherwise incurred pursuant to the First Lien Indenture.

“First Lien Trustee” means Wilmington Trust, National Association in its capacity as trustee under the First Lien Indenture, together with its successors and assigns in such capacity from time to time, whether under the Original First Lien Indenture or any subsequent First Lien Indenture, as well as any Person designated as the “Trustee” under any First Lien Indenture.

“Foreign Subsidiary” means (a) any Subsidiary of the Company that is not organized under the laws of the United States of America or any state thereof or the District of Columbia and any Subsidiary of such Foreign Subsidiary and (b) any Subsidiary of the Company that has no material assets other than securities or Indebtedness of one or more of the Subsidiaries described in clause (a) above (or Subsidiaries thereof), intellectual property relating to such Subsidiaries described in clause (a) above (or Subsidiaries thereof) and other assets relating to an ownership interest in any such securities, Indebtedness, intellectual property or Subsidiaries.

“General Intangibles” means all “general intangibles” as such term is defined in the Uniform Commercial Code including, without limitation, with respect to any Credit Party, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Credit Party is a party or under which such Credit Party has any right, title or interest or to which such Credit Party or any property of such Credit Party is subject, as the same may from time to time be amended, supplemented, waived or otherwise modified from time to time.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including the European Union.

“Guarantor” means any of the ABL Guarantors, Term Guarantors, First Lien Note Guarantors, Second Lien Note Guarantors and any Additional Guarantors.

“Hedging Affiliate” means any ABL Hedging Affiliate, any Term Hedging Affiliate or any Additional Hedging Affiliate, as applicable.

“Hedging Agreement” means any interest rate, foreign currency, commodity, credit or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity, credit or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

“Hedging Provider” means any First Lien Note Hedging Provider, any Second Lien Note Hedging Provider or any Additional Hedging Provider, as applicable.

“Holding” means HDS Holding Corporation, a Delaware corporation, and any successor in interest thereto.

“Holding Pledged Stock” means the Capital Stock of the Company to be pledged by Holding pursuant to the Term Documents and/or the ABL Documents and/or (if applicable) any Additional Documents.

“Impairment” shall have the meaning set forth in Section 2.1(e).

“Indebtedness” shall have the meaning assigned thereto in the ABL Credit Agreement, the Term Credit Agreement, the First Lien Indenture, the Second Lien Indenture or any Additional Credit Facility respectively, as applicable.

“Insolvency Proceeding” means (a) any case, action or proceeding before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case covered by clauses (a) and (b) undertaken under United States Federal, State or foreign law, including the Bankruptcy Code, the Bankruptcy and Insolvency Act (Canada) and the Companies’ Creditors Arrangement Act (Canada).

“Intellectual Property” means, with respect to any Credit Party, the collective reference to such Credit Party’s Copyrights, Copyright Licenses, Patents, Patent Licenses, Trade Secrets, Trade Secret Licenses, Trademarks and Trademark Licenses.

“Intervening Creditor” shall have the meaning set forth in Section 4.1(g).

“Inventory” has the meaning assigned in the Uniform Commercial Code as of the date of this Agreement.

“Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

“Lien Priority” means, with respect to any Lien of the ABL Agent, the ABL Lenders, the Term Agent, the Term Creditors, the First Lien Note Agent, the First Lien Noteholder Secured Parties, the Second Lien Note Agent, the Second Lien Noteholder Secured Parties, any Additional Agent or any Additional Creditors in the Collateral, the order of priority of such Lien as specified in Section 2.1.

“Management Credit Provider” means any Person that is a beneficiary of a Management Guarantee, as designated by the Company in accordance with the terms of any Cash Flow Collateral Document.

“Management Guarantee” shall have the meaning assigned to such term (i) with respect to the First Lien Note Obligations, in the Original First Lien Indenture (if the Original First Lien

Indenture is then in effect), or in any other First Lien Indenture then in effect (if the Original First Lien Indenture is not then in effect), (ii) with respect to the Second Lien Note Obligations, in the Original Second Lien Indenture (if the Original Second Lien Indenture is then in effect), or in any other Second Lien Indenture then in effect (if the Original Second Lien Indenture is not then in effect), (iii) with respect to the Term Obligations, in the Original Term Credit Agreement (if the Original Term Credit Agreement is then in effect), or in any other Term Credit Agreement then in effect (if the Original Term Credit Agreement is not then in effect) and (iv) with respect to any Additional Obligations, in the applicable Additional Credit Facility.

“Non-Conforming Plan of Reorganization” means any Plan of Reorganization whose provisions are inconsistent with the provisions of this Agreement, including any plan of reorganization that purports to re-order (whether by subordination, invalidation, or otherwise) or otherwise disregard, in whole or part, the provisions of Article 2 (Lien Priorities), the provisions of Article 4 (Application of Proceeds) or the provisions of Article 6 (Insolvency Proceedings).

“Note Excluded Assets” means any Excluded Subsidiary Securities and the Holding Pledged Stock.

“Original ABL Credit Agreement” means that certain Credit Agreement, dated as of the date hereof, by and among the Company, the other ABL Borrowers, General Electric Capital Corporation, as administrative agent, the ABL Credit Agreement Lenders and the ABL Agent, as amended, restated, supplemented, waived or otherwise modified from time to time.

“Original First Lien Indenture” means that certain Indenture dated as of the date hereof by and among the First Lien Note Issuer, the First Lien Note Guarantors, the First Lien Trustee, and the First Lien Note Agent, as amended, restated, supplemented, waived or otherwise modified from time to time.

“Original Second Lien Indenture” means that certain Indenture dated as of the date hereof by and among the Second Lien Note Issuer, the Second Lien Note Guarantors, the Second Lien Trustee, and the Second Lien Note Agent, as amended, restated, supplemented, waived or otherwise modified from time to time.

“Original Term Credit Agreement” means that certain Credit Agreement, dated as of the date hereof, by and among the Term Borrower, Bank of America, N.A., as administrative agent, the Term Credit Agreement Lenders and the Term Agent, as amended, restated, supplemented, waived or otherwise modified from time to time.

“Party” means the ABL Agent, the First Lien Note Agent, the Second Lien Note Agent, the Term Agent or any Additional Agent, and “Parties” means all of the ABL Agent, the First Lien Note Agent, the Second Lien Note Agent, the Term Agent and any Additional Agent.

“Patent License” means, with respect to any Credit Party, all United States written license agreements of such Credit Party with any other Person that is not an Affiliate or a Subsidiary of such Credit Party, in connection with any United States patent, patent application, or patentable invention other than agreements with any Person who is an Affiliate or a Subsidiary of such

Credit Party, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Patents” means, with respect to any Credit Party, all of such Credit Party’s right, title and interest in and to all United States patents, patent applications and patentable inventions and all reissues and extensions thereof, including, without limitation, (i) all inventions and improvements described and claimed therein, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now or hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights corresponding thereto in the United States and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Credit Party accruing thereunder or pertaining thereto.

“Payment Collateral” means all Accounts, Instruments, Chattel Paper, Letter-Of-Credit Rights, Deposit Accounts (other than the Asset Sales Proceeds Account), Securities Accounts, and Payment Intangibles, together with all Supporting Obligations, in each case composing a portion of the Collateral.

“Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

“Plan of Reorganization” means any plan of reorganization, plan of liquidation, agreement for composition, or other type of plan of arrangement proposed in or in connection with any Insolvency Proceeding.

“Pledged Securities” means intercompany promissory notes and Subsidiary Capital Stock required to be pledged to any Agent under any ABL Collateral Document or Cash Flow Collateral Document.

“Priority Collateral” means the ABL Priority Collateral or the Cash Flow Priority Collateral.

“Proceeds” means (a) all “proceeds,” as such term is defined in Article 9 of the Uniform Commercial Code, with respect to the Collateral, (b) whatever is recoverable or recovered when any Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily and (c) in the case of Proceeds of Pledged Securities, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Purchase Money Obligations” means any Indebtedness incurred to finance or refinance the acquisition, leasing, construction or improvement of property (real or personal) or assets, and whether acquired through the direct acquisition of such property or assets or the acquisition of the Capital Stock of any Person owning such property or assets, or otherwise.

“Requisite Cash Flow Holders” means (i) so long as the Cash Flow Intercreditor Agreement is in effect, the “Controlling Senior Priority Secured Parties” as defined and provided therein, or the requisite percentage of such Controlling Senior Priority Secured Parties under the applicable Senior Priority Documents (as defined in the Cash Flow Intercreditor Agreement) (or the agent or representative with respect thereto) and (ii) at any time when the Cash Flow Intercreditor Agreement is not in effect, unless otherwise agreed in writing by and among the Cash Flow Collateral Agents, Additional Secured Parties, Term Secured Parties, First Lien Noteholder Secured Parties and/or Second Lien Noteholder Secured Parties holding, in the aggregate, in excess of 50% of the aggregate principal amount of the Additional Obligations, the Term Obligations, the First Lien Note Obligations and the Second Lien Note Obligations (in each case, other than Additional Obligations, Term Obligations, First Lien Note Obligations and Second Lien Note Obligations in respect to Bank Products Agreements, Hedging Agreements or Management Guarantees); provided that, as to this clause (ii) only, (x) if the matter being consented to or the action being taken by the Cash Flow Collateral Representative is the subordination of Liens to other Liens, the consent to DIP Financing, or the consent to a sale of all or substantially all of the Cash Flow Priority Collateral or (after the Discharge of ABL Obligations) all or substantially all of the Collateral, then “Requisite Cash Flow Holders” means those Cash Flow Collateral Secured Parties necessary to validly consent to the requested action in accordance with the applicable First Lien Note Documents, Second Lien Note Documents, Term Documents and Additional Documents, and (y) except as may be separately otherwise agreed in writing by and among each Cash Flow Collateral Agent, on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby (including pursuant to the Cash Flow Intercreditor Agreement), if the matter being consented to or the action being taken by the Cash Flow Collateral Representative will affect any Series of Cash Flow Collateral Obligations in a manner different and materially adverse relative to the manner such matter or action affects any other Series of Cash Flow Collateral Obligations, then “Requisite Cash Flow Holders” means (1) Cash Flow Collateral Secured Parties holding, in the aggregate, in excess of 50% of the aggregate principal amount of the Cash Flow Collateral Obligations (other than Cash Flow Collateral Obligations in respect to Bank Products Agreements, Hedging Agreements or Management Guarantees) and (2) Cash Flow Collateral Secured Parties with respect to such Series of Cash Flow Collateral Obligations necessary to validly consent to the requested action in accordance with the applicable First Lien Note Documents, Second Lien Note Documents, Term Documents or Additional Documents.

“Second Lien Indenture” means (i) the Original Second Lien Indenture and (ii) if designated by the Company, any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to refund, refinance, restructure, replace, renew, repay, increase or extend (whether in whole or in part and whether with the original agent and creditors or other agents and creditors or otherwise) the indebtedness and other obligations outstanding under (x) the Original Second Lien Indenture or (y) any subsequent Second Lien Indenture (in each case, as amended, restated, supplemented, waived or otherwise modified from time to time); provided, that the requisite creditors party to such Second Lien Indenture (or their agent or other representative on their behalf) shall agree, by a joinder agreement substantially in the form of Exhibit C attached hereto or otherwise in form and substance reasonably satisfactory to the ABL Agent, the Term Agent and any Additional Agent (other than any Designated Additional Agent), that the obligations under such Second Lien Indenture are subject to the terms and provisions of this Agreement. Any reference to the Second Lien Indenture shall be deemed a reference to any Second Lien Indenture then in existence.

“Second Lien Note Agent” means Wilmington Trust, National Association in its capacity as collateral agent under the Second Lien Indenture, together with its successors and assigns in such capacity from time to time, whether under the Original Second Lien Indenture or any subsequent Second Lien Indenture, as well as any Person designated as the “Agent” or “Collateral Agent” under any Second Lien Indenture.

“Second Lien Note Bank Products Provider” means any Person that has entered into a Bank Products Agreement with a Second Lien Note Credit Party with the obligations of such Second Lien Note Credit Party thereunder being secured by one or more Second Lien Note Collateral Documents, as designated by the Company in accordance with the terms of the Second Lien Note Collateral Documents (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Provider hereunder with respect to more than one Credit Facility).

“Second Lien Note Collateral Documents” means all “Note Security Documents” as defined in the Second Lien Indenture, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with any Second Lien Indenture, in each case as the same may be amended, modified or supplemented from time to time.

“Second Lien Note Credit Parties” means the Second Lien Note Issuer, the Second Lien Note Guarantors and each other direct or indirect Subsidiary of the Company or any of its Affiliates that is or becomes a party to any Second Lien Note Document.

“Second Lien Note Documents” means the Second Lien Indenture, the Second Lien Note Collateral Documents, any Bank Products Agreements between any Second Lien Note Credit Party and any Second Lien Note Bank Products Provider, any Hedging Agreements between any Second Lien Note Credit Party and any Second Lien Note Hedging Provider, any Management Guarantee designated in respect of any Second Lien Note Collateral Document, and all other agreements, instruments, documents and certificates, as of the date of this Agreement or hereafter executed by or on behalf of any Second Lien Note Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the Second Lien Trustee or Second Lien Note Agent, in connection with any of the foregoing, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Second Lien Note Guaranties” means the guarantees of the Second Lien Note Guarantors pursuant to the Original Second Lien Indenture and all other guarantees of any

Second Lien Note Obligations of any Second Lien Note Credit Party by any other Second Lien Note Credit Party in favor of any Second Lien Noteholder Secured Party, in each case as amended, restated, supplemented, waived or otherwise modified from time to time.

“Second Lien Note Guarantors” means the collective reference to each of the Company’s Domestic Subsidiaries that is a guarantor under any of the Second Lien Note Guaranties and any other Person who becomes a guarantor under any of the Second Lien Note Guaranties.

“Second Lien Note Hedging Provider” means any Person that has entered into a Hedging Agreement with a Second Lien Note Credit Party with the obligations of such Second Lien Note Credit Party thereunder being secured by one or more Second Lien Note Collateral Documents, as designated by the Company in accordance with the terms of the Second Lien Note Collateral Documents (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Provider hereunder with respect to more than one Credit Facility).

“Second Lien Note Issuer” means the Company, in its capacity as issuer under the Second Lien Indenture, together with its successors and assigns.

“Second Lien Note Obligations” means any and all loans and all other obligations, liabilities and indebtedness of every kind, nature and description, whether existing as of the date of this Agreement or hereafter arising, whether arising before, during or after the commencement of any case with respect to any Second Lien Note Credit Party under the Bankruptcy Code or any other Insolvency Proceeding, owing by each Second Lien Note Credit Party from time to time to the Second Lien Note Agent, the Second Lien Trustee, the Second Lien Noteholders, any Second Lien Note Bank Products Provider, any Second Lien Note Hedging Provider or any Management Credit Provider under any Second Lien Note Document, whether for principal, interest (including interest and fees which, but for the filing of a petition in bankruptcy with respect to such Second Lien Note Credit Party, would have accrued on any Second Lien Note Obligation, whether or not a claim is allowed against such Second Lien Note Credit Party for such interest and fees in the related bankruptcy proceeding), fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the Second Lien Note Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

“Second Lien Noteholder Secured Parties” means the Second Lien Trustee, the Second Lien Note Agent, the Second Lien Noteholders, any Second Lien Note Bank Products Provider, any Second Lien Note Hedging Provider and any Management Credit Provider in respect of any Second Lien Note Document.

“Second Lien Noteholders” means the holders of the Second Lien Notes, and all successors, assigns, transferees and replacements thereof, as well as any Person designated as a “Holder” or a “Noteholder” under any Second Lien Indenture.

“Second Lien Notes” means the notes issued by the Company or any Indebtedness otherwise incurred pursuant to the Second Lien Indenture.

“Second Lien Trustee” means Wilmington Trust, National Association in its capacity as trustee under the Second Lien Indenture, together with its successors and assigns in such capacity from time to time, whether under the Original Second Lien Indenture or any subsequent Second Lien Indenture, as well as any Person designated as the “Trustee” under any Second Lien Indenture.

“Secured Parties” means the ABL Secured Parties, the First Lien Noteholder Secured Parties, the Second Lien Noteholder Secured Parties, the Term Secured Parties and the Additional Secured Parties.

“Series of Cash Flow Collateral Obligations” means, severally, (a) the Indebtedness outstanding under the Term Credit Agreement, (b) the Indebtedness outstanding under the First Lien Indenture, (c) the Indebtedness outstanding under the Second Lien Indenture and (d) the Indebtedness outstanding under any Additional Credit Facility.

“Subsidiary” of any Person means any corporation, association, partnership, or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other equity interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly by (i) such Person or (ii) one or more Subsidiaries of such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

“Term Agent” means Bank of America, N.A. in its capacity as collateral agent under the Term Credit Agreement, together with its successors and assigns in such capacity from time to time, whether under the Original Term Credit Agreement or any subsequent Term Credit Agreement, as well as any Person designated as the “Agent,” “Administrative Agent” or “Collateral Agent” under any Term Credit Agreement.

“Term Bank Products Affiliate” means any Person who (a) has entered into a Bank Products Agreement with a Term Credit Party with the obligations of such Term Credit Party thereunder being secured by one or more Term Collateral Documents, (b) was a Term Agent, a Term Credit Agreement Lender or an Affiliate of a Term Credit Agreement Lender at the time of entry into such Bank Products Agreement, or on or prior to May 15, 2012, or at the time of the designation referred to in the following clause (c), and (c) has been designated by the Company in accordance with the terms of one or more Term Collateral Documents (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Affiliate hereunder with respect to more than one Credit Facility).

“Term Bank Products Provider” means any Person (other than a Term Bank Products Affiliate) that has entered into a Bank Products Agreement with a Term Credit Party with the obligations of such Term Credit Party thereunder being secured by one or more Term Collateral Documents, as designated by the Company in accordance with the terms of the Term Collateral Documents (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Provider hereunder with respect to more than one Credit Facility).

“Term Borrower” means the Company in its capacity as borrower under the Term Credit Agreement, together with its successors and assigns.

“Term Collateral Documents” means all “Security Documents” as defined in the Original Term Credit Agreement, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with any Term Credit Agreement, and any other agreement, document or instrument pursuant to which a Lien is granted securing any Term Obligations or under which rights or remedies with respect to such Liens are governed, in each case as the same may be amended, supplemented, waived or modified from time to time.

“Term Credit Agreement” means (i) the Original Term Credit Agreement and (ii) if designated by the Company, any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to refund, refinance, restructure, replace, renew, repay, increase or extend (whether in whole or in part and whether with the original agent and creditors or other agents and creditors or otherwise) the indebtedness and other obligations outstanding under (x) the Original Term Credit Agreement or (y) any subsequent Term Credit Agreement (in each case, as amended, restated, supplemented, waived or otherwise modified from time to time); provided, that the requisite creditors party to such Term Credit Agreement (or their agent or other representative on their behalf) shall agree, by a joinder agreement substantially in the form of Exhibit C attached hereto or otherwise in form and substance reasonably satisfactory to the ABL Agent and any Additional Agent (other than any Designated Additional Agent), that the obligations under such Term Credit Agreement are subject to the terms and provisions of this Agreement. Any reference to the Term Credit Agreement shall be deemed a reference to any Term Credit Agreement then in existence.

“Term Credit Agreement Lenders” means the lenders, debtholders and other creditors party from time to time to the Term Credit Agreement, together with their successors, assigns and transferees.

“Term Credit Parties” means the Term Borrower, the Term Guarantors and each other direct or indirect Subsidiary of the Company or any of its Affiliates that is or becomes a party to any Term Document.

“Term Creditors” means all Term Credit Agreement Lenders, Term Bank Products Affiliates, Term Hedging Affiliates, Term Bank Products Providers and Management Credit Providers in respect of any Term Document and all successors, assigns, transferees and replacements thereof, as well as any Person designated as a “Lender” under any Term Credit Agreement.

“Term Documents” means the Term Credit Agreement, the Term Guaranties, the Term Collateral Documents, any Bank Products Agreements between any Term Credit Party and any Term Bank Products Affiliate or Term Bank Products Provider, any Hedging Agreements between any Term Credit Party and any Term Hedging Affiliate, any Management Guarantee designated in respect of any Term Collateral Document, those other ancillary agreements as to which the Term Agent or any Term Creditor is a party or a beneficiary and all other agreements, instruments, documents and certificates, as of the date of this Agreement or thereafter executed by or on behalf of any Term Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the Term Agent, in connection with any of the foregoing or any Term Credit Agreement, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Term Guaranties” means that certain guarantee agreement dated as of the date of this Agreement by the Term Guarantors in favor of the Term Agent, and all other guarantees of any Term Obligations of any Term Credit Party by any other Term Credit Party in favor of any Term Secured Party, in each case as amended, restated, supplemented, waived or otherwise modified from time to time.

“Term Guarantors” means the collective reference to each of the Company’s Domestic Subsidiaries that is a guarantor under any of the Term Guaranties and any other Person who becomes a guarantor under any of the Term Guaranties.

“Term Hedging Affiliate” means any Person who (a) has entered into a Hedging Agreement with a Term Credit Party with the obligations of such Term Credit Party thereunder being secured by one or more Term Collateral Documents, (b) was (i) a Term Agent, a Term Credit Agreement Lender or an “Other Representative” under and as defined in any Term Credit Agreement or an Affiliate of a Term Agent, a Term Credit Agreement Lender or an “Other Representative” under and as defined in any Term Credit Agreement at the time of entry into such Hedging Agreement, or on or prior to May 15, 2012, or at the time of the designation referred to in the following clause (c) or (ii) an ABL Agent, an ABL Credit Agreement Lender or an Affiliate of an ABL Credit Agreement Lender at the time of entry into such Hedging Agreement, or on or prior to the date of this Agreement, or at the time of the designation referred to in the following clause (c), and (c) has been designated by the Company in accordance with the terms of one or more Term Collateral Documents (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Affiliate hereunder with respect to more than one Credit Facility).

“Term Obligations” means any and all loans and all other obligations, liabilities and indebtedness of every kind, nature and description, whether existing as of the date of this Agreement or hereafter arising, whether arising before, during or after the commencement of any case with respect to any Term Credit Party under the Bankruptcy Code or any other Insolvency Proceeding, owing by each Term Credit Party from time to time to the Term Agent, the “administrative agent” or “agent” under the Term Credit Agreement, the Term Creditors or any of them, including any Term Bank Products Affiliates, Term Hedging Affiliates, Term Bank Products Providers or Management Credit Providers, under any Term Document, whether for principal, interest (including interest and fees which, but for the filing of a petition in bankruptcy with respect to such Term Credit Party, would have accrued on any Term Obligation, whether or not a claim is allowed against such Term Credit Party for such interest and fees in the related bankruptcy proceeding), reimbursement of amounts drawn under letters of credit, payments for early termination of Hedging Agreements, fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the Term Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

“Term Secured Parties” means the Term Agent and the Term Creditors.

“Trade Secret Licenses” means, with respect to any Credit Party, all United States written license agreements of such Credit Party providing for the grant by or to such Credit Party of any right under any United States trade secrets, including, without limitation, know how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, other than agreements with any Person who is an Affiliate or a Subsidiary of the Company or such Credit Party, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Trade Secrets” mean, with respect to any Credit Party, all of such Credit Party’s right, title and interest in and to all United States trade secrets, including, without limitation, know how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, including, without limitation, (i) all income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses, non disclosure agreements and memoranda of understanding entered into in connection therewith, and damages and payments for past or future misappropriations thereof, and (ii) the right to sue or otherwise recover for past, present or future misappropriations thereof.

“Trademark License” means, with respect to any Credit Party, all United States written license agreements of such Credit Party providing for the grant by or to such Credit Party of any right under any United States trademarks, service marks, trade names, trade dress or other indicia of trade origin or business identifiers, with any other Person who is not an Affiliate or Subsidiary of such Credit Party, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Trademarks” means, with respect to any Credit Party, all of such Credit Party’s right, title and interest in and to all United States trademarks, service marks, trade names, trade dress or other indicia of trade origin or business identifiers, trademark and service mark registrations, and applications for trademark or service mark registrations (except for “intent to use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of said Act has been filed, it being understood and agreed that the carve out in this parenthetical shall be applicable only if and for so long as a grant of a security interest in such intent to use application would invalidate or otherwise jeopardize such Credit Party’s rights therein), and any renewals thereof, including, without limitation, (i) the right to sue or otherwise recover for any and all past, present and future infringements or dilutions thereof, (ii) all income, royalties, damages and other payments now or hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (iii) all other rights corresponding thereto in the United States and all other rights of any kind whatsoever of such Credit Party accruing thereunder or pertaining thereto in the United States, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trademark, service mark, trade name, trade dress or other indicia of trade origin or business identifiers.

“Uniform Commercial Code” means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided that to the extent that the Uniform Commercial Code is used to define any term in any security document and such term is defined differently in differing Articles of the Uniform Commercial Code, the definition of such term contained in Article 9 shall govern; provided, further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, publication or priority of, or remedies with respect to, Liens of any Party is governed by the Uniform Commercial Code or foreign personal property security laws as enacted and in effect in a jurisdiction other than the State of New York, the term “Uniform Commercial Code” will mean the Uniform Commercial Code or such foreign personal property security laws as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

Section 1.3 Rules of Construction.

Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any reference herein to the repayment in full of an obligation shall mean the payment in full in cash of such obligation, or in such other manner as may be approved in writing by the requisite holders or representatives in respect of such obligation, or in such other manner as may be approved by the requisite holders or representatives in respect of such obligation.

ARTICLE 2

LIEN PRIORITY

Section 2.1 Agreement to Subordinate.

(a) Notwithstanding (i) the date, time, method, manner, or order of grant, attachment, or perfection (including any defect or deficiency or alleged defect or deficiency in any of the foregoing) of any Liens granted to the ABL Agent or the ABL Lenders in respect of all or any portion of the Collateral, or of any Liens granted to any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Parties in respect of all or any portion of the Collateral, and regardless of how any such Lien was acquired (whether by grant, statute, operation of law, subrogation or otherwise), (ii) the order or time of filing or recordation of any document or instrument for perfecting the Liens in favor of the ABL Agent or any Cash Flow Collateral Agent (or the ABL Lenders or any Cash Flow Collateral Secured Parties) in any Collateral,

(iii) any provision of the Uniform Commercial Code, the Bankruptcy Code or any other applicable law, or of the ABL Documents or any Cash Flow Collateral Documents, (iv) whether the ABL Agent or any Cash Flow Collateral Agent, in each case, either directly or through agents, holds possession of, or has control over, all or any part of the Collateral, (v) the fact that any such Liens in favor of the ABL Agent or the ABL Lenders or any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Parties securing any of the ABL Obligations or any Cash Flow Collateral Obligations, respectively, are (x) subordinated to any Lien securing any obligation of any Credit Party other than any Cash Flow Collateral Obligations (in the case of the ABL Obligations) or the ABL Obligations (in the case of any Cash Flow Collateral Obligations), respectively, or (y) otherwise subordinated, voided, avoided, invalidated or lapsed or (vi) any other circumstance of any kind or nature whatsoever, the ABL Agent, on behalf of itself and the ABL Lenders, and each Cash Flow Collateral Agent, on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby, hereby agree that:

(1) any Lien in respect of all or any portion of the ABL Priority Collateral as of the date of this Agreement or hereafter held by or on behalf of any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party that secures all or any portion of any Cash Flow Collateral Obligations shall in all respects be junior and subordinate to all Liens granted to the ABL Agent and the ABL Lenders in the ABL Priority Collateral to secure all or any portion of the ABL Obligations;

(2) any Lien in respect of all or any portion of the ABL Priority Collateral as of the date of this Agreement or hereafter held by or on behalf of the ABL Agent or any ABL Lender that secures all or any portion of the ABL Obligations shall in all respects be senior and prior to all Liens granted to any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party in the ABL Priority Collateral to secure all or any portion of any Cash Flow Collateral Obligations;

(3) any Lien in respect of all or any portion of the Cash Flow Priority Collateral as of the date of this Agreement or hereafter held by or on behalf of the ABL Agent or any ABL Lender that secures all or any portion of the ABL Obligations shall in all respects be junior and subordinate to all Liens granted to any Cash Flow Collateral Agent and any Cash Flow Collateral Secured Parties in the Cash Flow Priority Collateral to secure all or any portion of any Cash Flow Collateral Obligations (except as may be separately otherwise agreed in writing by, and solely as between, any Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders, with respect to the Cash Flow Priority Collateral);

(4) any Lien in respect of all or any portion of the Cash Flow Priority Collateral as of the date of this Agreement or hereafter held by or on behalf of any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party that secures all or any portion of any Cash Flow Collateral Obligations shall in all respects be senior and prior to all Liens granted to the ABL Agent or any

ABL Lender in the Cash Flow Priority Collateral to secure all or any portion of the ABL Obligations (except as may be separately otherwise agreed in writing by, and solely as between, any Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders, with respect to the Cash Flow Priority Collateral); and

(5) any Lien in respect of all or any portion of the Collateral as of the date of this Agreement or hereafter held by or on behalf of any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party that secures all or any portion of any Cash Flow Collateral Obligations shall in all respects be pari passu and equal in priority with any Lien in respect of all or any portion of the Collateral as of the date of this Agreement or hereafter held by or on behalf of each other Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party represented by such other Cash Flow Collateral Agent that secures all or any portion of any Cash Flow Collateral Obligations (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Cash Flow Collateral Agents, each on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby (including pursuant to the Cash Flow Intercreditor Agreement)).

(b) Notwithstanding any failure by any ABL Secured Party or Cash Flow Collateral Secured Party to perfect its security interests in the Collateral or any avoidance, invalidation, priming or subordination by any third party or court of competent jurisdiction of the security interests in the Collateral granted to the ABL Secured Parties or any Cash Flow Collateral Secured Party:

(1) the priority and rights as between the ABL Secured Parties, on the one hand, and the Cash Flow Collateral Secured Parties, on the other hand, with respect to the Collateral shall be as set forth herein; and

(2) the priority and rights as between any Cash Flow Collateral Agent and the Cash Flow Collateral Secured Parties represented thereby, on the one hand, and any other Cash Flow Collateral Agent and the Cash Flow Collateral Secured Parties represented thereby, on the other hand, with respect to the Collateral shall be as set forth herein (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Cash Flow Collateral Agents, each on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby (including pursuant to the Cash Flow Intercreditor Agreement)).

(c) Each Cash Flow Collateral Agent, for and on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby, acknowledges and agrees that (x) the ABL Agent, for the benefit of itself and the ABL Lenders, has concurrently herewith been granted Liens upon all of the Collateral in which such Cash Flow Collateral Agent has been granted Liens (except to the extent provided in Section 7.22 hereof) and such Cash Flow Collateral Agent hereby consents thereto and (y) each other Cash Flow Collateral Agent, for the benefit of itself and the Cash Flow Collateral Secured Parties represented thereby, has concurrently herewith been granted (or, in the case of any Additional Agent, may in the future be granted) Liens upon all of the Collateral in which such Cash Flow Collateral Agent has been granted Liens and such Cash Flow Collateral Agent hereby consents thereto. The ABL Agent, for and on behalf of itself and the ABL Lenders, acknowledges and agrees that each Cash Flow Collateral Agent, for the benefit of itself and the Cash Flow Collateral Secured Parties represented thereby, has concurrently herewith been granted (or, in the case of any Additional Agent, may in the future be granted) Liens upon all of the Collateral in which the ABL Agent has been granted Liens (except to the extent provided in Section 7.22 hereof) and the ABL Agent hereby consents thereto. The subordination of Liens by each Cash Flow Collateral Agent in favor of the ABL Agent and by the ABL Agent in favor of each Cash Flow Collateral Agent, in each case as set forth herein, shall not be deemed to subordinate the Liens of the ABL Agent or any Cash Flow Collateral Agent to the Liens of any other Person. The provision of pari passu and equal priority as between Liens of any Cash Flow Collateral Agent and Liens of any other Cash Flow Collateral Agent, in each case as set forth herein, shall not be deemed to subordinate the Liens of any Cash Flow Collateral Agent to the Liens of any Person other than the ABL Agent as and to the extent set forth herein, or to provide that the Liens of any Cash Flow Collateral Agent will be pari passu or of equal priority with the Liens of any other Person.

(d) Lien priority as among the ABL Obligations, the First Lien Note Obligations, the Second Lien Note Obligations, the Term Obligations and any Additional Obligations with respect to any Collateral will be governed solely by this Agreement, except as may be separately otherwise agreed in writing by or among any applicable Parties (including, as among the Cash Flow Collateral Secured Parties, pursuant to the Cash Flow Intercreditor Agreement).

(e) Each Cash Flow Collateral Agent, on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby, hereby acknowledges and agrees that (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Cash Flow Collateral Agents, each on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby (including pursuant to the Cash Flow Intercreditor Agreement)), it is the intention of the Cash Flow Collateral Secured Parties of each Series of Cash Flow Collateral Obligations that the holders of Cash Flow Collateral Obligations of such Series of Cash Flow Collateral Obligations (and not the Cash Flow Collateral Secured Parties of any other Series of Cash Flow Collateral Obligations) bear the risk of (i) any determination by a court of competent jurisdiction that (x) any of the Cash Flow Collateral Obligations of such Series of Cash Flow Collateral Obligations are unenforceable under applicable law or are subordinated to any other obligations (other than another Series of Cash Flow Collateral Obligations), (y) any of the Cash Flow Collateral Obligations of such Series of Cash Flow Collateral Obligations do not have an enforceable security interest in any of the Collateral securing any other Series of Cash Flow Collateral Obligations and/or (z) any intervening security interest exists securing any other obligations (other than another Series of Cash Flow Collateral Obligations) on a basis ranking prior to the security interest of such Series of Cash Flow Collateral Obligations but junior to the security interest of any other Series of Cash Flow Collateral Obligations or (ii) the existence of any Collateral for any other Series of Cash Flow Collateral Obligations that is not also Collateral for the other Series of Cash Flow Collateral Obligations (any such condition referred to in the foregoing clauses (i) or (ii) with respect to any

Series of Cash Flow Collateral Obligations, an “Impairment” of such Series of Cash Flow Collateral Obligations). In the event of any Impairment with respect to any Series of Cash Flow Collateral Obligations (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Cash Flow Collateral Agents, each on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby (including pursuant to the Cash Flow Intercreditor Agreement)), the results of such Impairment shall be borne solely by the holders of such Series of Cash Flow Collateral Obligations, and the rights of the holders of such Series of Cash Flow Collateral Obligations (including, without limitation, the right to receive distributions in respect of such Series of Cash Flow Collateral Obligations pursuant to Section 4.1) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of such Cash Flow Collateral Obligations subject to such Impairment.

Section 2.2 Waiver of Right to Contest Liens.

(a) Each Cash Flow Collateral Agent, for and on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby, shall not (and waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the ABL Agent and the ABL Lenders in respect of the Collateral or the provisions of this Agreement. Except to the extent expressly set forth in this Agreement, none of the Cash Flow Collateral Agents or the Cash Flow Collateral Secured Parties represented thereby will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the ABL Agent or any ABL Lender under the ABL Documents with respect to the ABL Priority Collateral. Except to the extent expressly set forth in this Agreement, each Cash Flow Collateral Agent, for itself and on behalf of the Cash Flow Collateral Secured Parties represented thereby, waives any and all rights it or the Cash Flow Collateral Secured Parties represented thereby may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the ABL Agent or any ABL Lender seeks to enforce its Liens in any ABL Priority Collateral.

(b) Each Cash Flow Collateral Agent, for and on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby, shall not (and waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of any other Cash Flow Collateral Agent or Cash Flow Collateral Secured Party represented by such other Cash Flow Collateral Agent in respect of the Collateral or the provisions of this Agreement (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Cash Flow Collateral Agents, each on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby (including pursuant to the Cash Flow Intercreditor Agreement)). Except to the extent expressly set forth in this Agreement and, for the avoidance of doubt, subject to Section 2.3(c), none of the Cash Flow Collateral Agents or the Cash Flow Collateral Secured Parties will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by any other Cash Flow Collateral Agent or Cash Flow Collateral

Secured Party represented by such other Cash Flow Collateral Agent under any Cash Flow Collateral Documents with respect to the Collateral (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Cash Flow Collateral Agents, each on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby (including pursuant to the Cash Flow Intercreditor Agreement)). Except to the extent expressly set forth in this Agreement and, for the avoidance of doubt, subject to Section 2.3(c), each Cash Flow Collateral Agent, for itself and on behalf of the Cash Flow Collateral Secured Parties represented thereby, waives any and all rights it or the Cash Flow Collateral Secured Parties represented by it may have as a pari passu lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which any other Cash Flow Collateral Agent or Cash Flow Collateral Secured Party represented by such other Cash Flow Collateral Agent seeks to enforce its Liens in any Collateral (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Cash Flow Collateral Agents, each on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby (including pursuant to the Cash Flow Intercreditor Agreement)).

(c) The ABL Agent, for and on behalf of itself and the ABL Lenders, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Parties in respect of the Collateral or the provisions of this Agreement (except as may be separately otherwise agreed in writing by, and solely as between, any Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders, with respect to the Cash Flow Priority Collateral). Except to the extent expressly set forth in this Agreement, the ABL Agent, for itself and on behalf of the ABL Lenders, agrees that none of the ABL Agent or the ABL Lenders will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party under any Cash Flow Collateral Documents, with respect to the Cash Flow Priority Collateral (except as may be separately otherwise agreed in writing by, and solely as between, any Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders, with respect to the Cash Flow Priority Collateral). Except to the extent expressly set forth in this Agreement, the ABL Agent, for itself and on behalf of the ABL Lenders, hereby waives any and all rights it or the ABL Lenders may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party seeks to enforce its Liens in any Cash Flow Priority Collateral (except as may be separately otherwise agreed in writing by, and solely as between, any Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders, with respect to the Cash Flow Priority Collateral).

(d) For the avoidance of doubt, the assertion of priority rights established under the terms of this Agreement shall not be considered a challenge to Lien priority of any Party prohibited by this Section 2.2.

Section 2.3 Remedies Standstill.

(a) Until the date upon which the Discharge of ABL Obligations shall have occurred, no Cash Flow Collateral Agent (including in its capacity as Cash Flow Collateral Representative, if applicable) nor any Cash Flow Collateral Secured Party will Exercise Any Secured Creditor Remedies with respect to any of the ABL Priority Collateral without the written consent of the ABL Agent or knowingly take, receive or accept any Proceeds of ABL Priority Collateral, it being understood and agreed that the temporary deposit of Proceeds of ABL Priority Collateral in a Deposit Account controlled by any Cash Flow Collateral Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly remitted to the ABL Agent. Subject to Section 2.3(c), from and after the date upon which the Discharge of ABL Obligations shall have occurred (or prior thereto upon obtaining the written consent of the ABL Agent), any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party may Exercise Any Secured Creditor Remedies under the Cash Flow Collateral Documents or applicable law as to any ABL Priority Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party is at all times subject to the provisions of this Agreement, including Section 4.1 hereof. Notwithstanding anything to the contrary contained herein, any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party may (subject, as among the Cash Flow Collateral Secured Parties, to any limitations separately agreed by and among Cash Flow Collateral Secured Parties, including pursuant to the Cash Flow Intercreditor Agreement):

(i) file a claim or statement of interest with respect to its respective Cash Flow Collateral Obligations, provided that an Insolvency Proceeding has been commenced by or against any Credit Party;

(ii) take any action (not adverse to the priority status of the Liens on the ABL Priority Collateral, or the rights of the ABL Agent or any of the ABL Secured Parties to exercise rights, powers, and/or remedies in respect thereof, including those under Article 6) in order to create, prove, perfect, preserve or protect (but not enforce) its Lien on and rights in, and the perfection and priority of its Lien on, any of the ABL Priority Collateral;

(iii) file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims or Liens of the Cash Flow Collateral Secured Parties represented thereby, including any claims secured by the Cash Flow Priority Collateral or the ABL Priority Collateral, if any, in each case in accordance with the terms of this Agreement;

(iv) file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Credit Parties arising under either any Insolvency Proceeding or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement or applicable law (including the Bankruptcy Laws of any applicable jurisdiction) and, subject to the restrictions set forth in this Section, any pleadings, objections, motions or agreements which assert rights or interests available to secured creditors solely with respect to the Cash Flow Priority Collateral; and

(v) vote on any Plan of Reorganization, file any proof of claim, make other filings and make any arguments and motions (including in support of or opposition to, as applicable, the confirmation or approval of any Plan of Reorganization) that are, in each case, in accordance with the terms of this Agreement. Without limiting the generality of the foregoing or of the other provisions of this Agreement, any vote to accept, and any other act to support the confirmation or approval of, any Non-Conforming Plan of Reorganization shall be inconsistent with and accordingly, a violation of the terms of this Agreement, and the ABL Agent shall be entitled to have any such vote to accept a Non-Conforming Plan of Reorganization changed and any such support of any Non-Conforming Plan of Reorganization withdrawn.

(b) The ABL Agent, on behalf of itself and the ABL Lenders, agrees that until the date upon which the Discharge of All Cash Flow Collateral Obligations shall have occurred, neither the ABL Agent nor any ABL Lender will Exercise Any Secured Creditor Remedies with respect to the Cash Flow Priority Collateral without the written consent of each Cash Flow Collateral Agent or knowingly take, receive or accept any Proceeds of the Cash Flow Priority Collateral, it being understood and agreed that the temporary deposit of Proceeds of Cash Flow Priority Collateral in a Deposit Account controlled by the ABL Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly remitted to the Cash Flow Collateral Representative. From and after the date upon which the Discharge of All Cash Flow Collateral Obligations shall have occurred (or prior thereto upon obtaining the written consent of the Cash Flow Collateral Representative), the ABL Agent or any ABL Lender may Exercise Any Secured Creditor Remedies under the ABL Documents or applicable law as to any Cash Flow Priority Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by the ABL Agent or any ABL Lender is at all times subject to the provisions of this Agreement, including Section 4.1 hereof. Notwithstanding anything to the contrary contained herein, the ABL Agent or any ABL Secured Party may:

(i) file a claim or statement of interest with respect to the ABL Obligations, provided that an Insolvency Proceeding has been commenced by or against any Credit Party;

(ii) take any action (not adverse to the priority status of the Liens on the Cash Flow Priority Collateral, or the rights of any Cash Flow Collateral Agent or any of the Cash Flow Collateral Secured Parties to exercise rights, powers, and/or remedies in respect thereof, including those under Article 6) in order to create, prove, perfect, preserve or protect (but not enforce) its Lien on and rights in, and the perfection and priority of its Lien on, any of the Cash Flow Priority Collateral;

(iii) file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims or Liens of the ABL Secured Parties, including any claims secured by the Cash Flow Priority Collateral or the ABL Priority Collateral, if any, in each case in accordance with the terms of this Agreement;

(iv) file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Credit Parties arising under either any Insolvency Proceeding or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement or applicable law (including the Bankruptcy Laws of any applicable jurisdiction) and, subject to the restrictions set forth in this Section, any pleadings, objections, motions or agreements which assert rights or interests available to secured creditors solely with respect to the ABL Priority Collateral; and

(v) vote on any Plan of Reorganization, file any proof of claim, make other filings and make any arguments and motions (including in support of or opposition to, as applicable, the confirmation or approval of any Plan of Reorganization) that are, in each case, in accordance with the terms of this Agreement. Without limiting the generality of the foregoing or of the other provisions of this Agreement, any vote to accept, and any other act to support the confirmation or approval of, any Non-Conforming Plan of Reorganization shall be inconsistent with and accordingly, a violation of the terms of this Agreement, and each Cash Flow Collateral Agent shall be entitled to have any such vote to accept a Non-Conforming Plan of Reorganization changed and any such support of any Non-Conforming Plan of Reorganization withdrawn.

(c) No Cash Flow Collateral Agent nor any Cash Flow Collateral Secured Party will Exercise Any Secured Creditor Remedies with respect to any of the Collateral without the written consent of the Cash Flow Collateral Representative or knowingly take, receive or accept any Proceeds of Collateral (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Cash Flow Collateral Agents, each on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby (including pursuant to the Cash Flow Intercreditor Agreement)), it being understood and agreed that the temporary deposit of Proceeds of Collateral in a Deposit Account controlled by any Cash Flow Collateral Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly remitted to the Cash Flow Collateral Representative (or, in the case of ABL Priority Collateral, to the ABL Agent); provided that nothing in this sentence shall prohibit any Cash Flow Collateral Agent from taking such actions in its capacity as Cash Flow Collateral Representative, if applicable. Subject to Section 2.3(a), the Cash Flow Collateral Representative may Exercise Any Secured Creditor Remedies under the Cash Flow Collateral Documents or applicable law as to any Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by the Cash Flow Collateral Representative is at all times subject to the provisions of this Agreement, including Section 4.1 hereof. Each Cash Flow Collateral Secured Party hereby appoints the Cash Flow Collateral Representative as its agent to exercise all remedies under all Cash Flow Collateral Documents. Notwithstanding anything to the contrary contained herein, any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party may (subject to Section 2.3(a) and, as among the Cash Flow Collateral Secured Parties, to any limitations separately agreed by and among Cash Flow Collateral Secured Parties, including pursuant to the Cash Flow Intercreditor Agreement):

(i) file a claim or statement of interest with respect to its respective Cash Flow Collateral Obligations, provided that an Insolvency Proceeding has been commenced by or against any Credit Party;

(ii) take any action (not adverse to the priority status of the Liens on the Collateral, or the rights of any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party to exercise rights, powers, and/or remedies in respect thereof, including those under Article 6) in order to create, prove, perfect, preserve or protect (but not enforce) its Lien on and rights in, and the perfection and priority of its Lien on, any of the Collateral;

(iii) file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims or Liens of the Cash Flow Collateral Secured Parties represented thereby, including any claims secured by the Collateral, if any, in each case in accordance with the terms of this Agreement;

(iv) file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Credit Parties arising under either any Insolvency Proceeding or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement or applicable law (including the Bankruptcy Laws of any applicable jurisdiction) and, subject to the restrictions set forth in this Section, any pleadings, objections, motions or agreements which assert rights or interests available to secured creditors solely with respect to the Collateral; and

(v) vote on any Plan of Reorganization, file any proof of claim, make other filings and make any arguments and motions (including in support of or opposition to, as applicable, the confirmation or approval of any Plan of Reorganization) that are, in each case, in accordance with the terms of this Agreement. Without limiting the generality of the foregoing or of the other provisions of this Agreement, any vote to accept, and any other act to support the confirmation or approval of, any Non-Conforming Plan of Reorganization shall be inconsistent with and accordingly, a violation of the terms of this Agreement, and each Cash Flow Collateral Agent shall be entitled to have any such vote to accept a Non-Conforming Plan of Reorganization changed and any such support of any Non-Conforming Plan of Reorganization withdrawn.

(d) Notwithstanding any other provision of this Agreement, nothing contained herein shall be construed to prevent (i) the ABL Agent or any ABL Lender from objecting to any proposed retention of Collateral by any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party represented thereby in full or partial satisfaction of any Cash Flow Collateral Obligations, (ii) any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party from objecting to any proposed retention of Collateral by the ABL Agent or any ABL

Lender in full or partial satisfaction of any ABL Obligations or (iii) any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party represented thereby from objecting to any proposed retention of Collateral by any other Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party represented thereby in full or partial satisfaction of any Cash Flow Collateral Obligations (except as may be otherwise separately agreed by and among Cash Flow Collateral Secured Parties, including pursuant to the Cash Flow Intercreditor Agreement).

(e) Nothing in this Agreement shall prohibit the receipt by any Cash Flow Collateral Secured Party of the required payments of interest, principal and other amounts owed in respect of the Cash Flow Collateral Obligations, so long as such receipt is not the direct or indirect result of the exercise by any Cash Flow Collateral Secured Party of rights or remedies as a secured creditor in respect of the ABL Priority Collateral (including set-off) or enforcement in contravention of this Agreement of any Lien held by it. Nothing in this Agreement shall prohibit the receipt by any ABL Secured Party of the required payments of interest, principal and other amounts owed in respect of ABL Obligations, so long as such receipt is not the direct or indirect result of the exercise by any ABL Secured Party of rights or remedies as a secured creditor in respect of the Cash Flow Priority Collateral (including set-off) or enforcement in contravention of this Agreement of any Lien held by it.

Section 2.4 Exercise of Rights.

(a) Notice of ABL Agent’s Lien. Without limiting Section 2.3 hereof, each Cash Flow Collateral Agent, for and on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby, hereby agrees that, until the date upon which the Discharge of ABL Obligations shall have occurred, in connection with any Exercise of Secured Creditor Remedies by such Cash Flow Collateral Agent (including in its capacity as Cash Flow Collateral Representative, if applicable) or any Cash Flow Collateral Secured Party represented thereby with respect to any ABL Priority Collateral, such Cash Flow Collateral Agent or such Cash Flow Collateral Secured Party, as applicable, shall advise any purchaser or transferee of any ABL Priority Collateral in writing that the sale (whether public, private, by foreclosure, or otherwise) or other transfer is subject to the Liens of the ABL Agent and the ABL Lenders, unless the ABL Agent otherwise consents in writing. In addition, each Cash Flow Collateral Agent agrees, for and on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby, that, until the date upon which the Discharge of ABL Obligations shall have occurred, any notice of any proposed foreclosure or sale of any ABL Priority Collateral and any other notice in connection with the Exercise of Secured Creditor Remedies with respect thereto shall state prominently and clearly that the sale is subject to the ABL Agent’s and the ABL Lenders’ prior Liens and that such Liens shall continue as against the ABL Priority Collateral to be sold, unless the ABL Agent otherwise consents in writing.

(b) Notice of Cash Flow Collateral Agents’ Liens.

(i) Without limiting Section 2.3 hereof, the ABL Agent, for and on behalf of itself and the ABL Lenders, hereby agrees that, until the date upon which the applicable Discharge of Cash Flow Collateral Obligations shall have occurred, in connection with any Exercise of Secured Creditor Remedies by the ABL Agent or any ABL Lender with respect to the Cash Flow Collateral Priority Collateral, the ABL Agent

or such ABL Lender, as applicable, shall advise any purchaser or transferee of any Cash Flow Priority Collateral in writing that the sale (whether public, private, by foreclosure, or otherwise) or other transfer is subject to the Liens of each Cash Flow Collateral Agent and the Cash Flow Collateral Secured Parties represented thereby, unless, with respect to the Lien of any Cash Flow Collateral Agent, such Cash Flow Collateral Agent otherwise consents in writing. In addition, the ABL Agent agrees, for and on behalf of itself and the ABL Lenders, that, until the date upon which the applicable Discharge of Cash Flow Collateral Obligations shall have occurred, any notice of any proposed foreclosure or sale of any Cash Flow Priority Collateral and any other notice in connection with the Exercise of Secured Creditor Remedies with respect thereto shall state prominently and clearly that the sale is subject to the prior Liens of each Cash Flow Collateral Agent and the Cash Flow Collateral Secured Parties represented thereby and that such Liens shall continue as against the Cash Flow Priority Collateral to be sold, unless, with respect to the Lien of any Cash Flow Collateral Agent, such Cash Flow Collateral Agent otherwise consents in writing.

(ii) Without limiting Section 2.3 or Section 2.4(a) hereof, each Cash Flow Collateral Agent, for and on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby, hereby agrees that, until the date upon which the applicable Discharge of Cash Flow Obligations shall have occurred, in connection with any Exercise of Secured Creditor Remedies by such Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party represented thereby with respect to any Collateral, such Cash Flow Collateral Agent or Cash Flow Collateral Secured Party, as applicable, shall advise any purchaser or transferee of any Collateral in writing that the sale (whether public, private, by foreclosure, or otherwise) or other transfer is subject to any Liens of each other Cash Flow Collateral Agent and any Cash Flow Collateral Secured Parties represented thereby (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Cash Flow Collateral Agents, in each case on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby). In addition, without limiting Section 2.4(a) hereof, each Cash Flow Collateral Agent agrees, for and on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby, that, until the date upon which the applicable Discharge of Cash Flow Collateral Obligations shall have occurred, any notice of any proposed foreclosure or sale of any Collateral and any other notice in connection with the Exercise of Secured Creditor Remedies with respect thereto shall state prominently and clearly that the sale is subject to any Liens of each other Cash Flow Collateral Agent and any Cash Flow Collateral Secured Party represented thereby and that such Liens shall continue as against the Collateral to be sold (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Cash Flow Collateral Agents, in each case on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby).

(c) No Other Restrictions.

(i) Except as expressly set forth in this Agreement, each of the ABL Agent, the ABL Lenders, each Cash Flow Collateral Agent and each Cash Flow Collateral Secured Party shall have any and all rights and remedies it may have as a creditor under applicable law, including the right to the Exercise of Secured Creditor Remedies (except as may be separately otherwise agreed in writing by and between or among any applicable Parties, solely as among such Parties and the Secured Parties represented thereby), provided, however, that the Exercise of Secured Creditor Remedies with respect to the Collateral shall be subject to the Lien Priority and to the provisions of this Agreement, including Sections 2.3, 2.4 and 4.1 hereof. The ABL Agent may enforce the provisions of the ABL Documents, each Cash Flow Collateral Agent (including in its capacity as Cash Flow Collateral Representative, if applicable) may enforce the provisions of its respective Cash Flow Collateral Documents, and each may Exercise Any Secured Creditor Remedies, all in such order and in such manner as each may determine in the exercise of its sole discretion, consistent with the terms of this Agreement and mandatory provisions of applicable law (except as may be separately otherwise agreed in writing by and between or among any applicable Parties, solely as among such Parties and the Secured Parties represented thereby); provided, however, that each of the ABL Agent and each Cash Flow Collateral Agent (including in its capacity as Cash Flow Collateral Representative, if applicable) agrees to provide to each other such Party copies of any notices that it is required under applicable law to deliver to any Borrower or any Guarantor; provided, further, however, that any failure by the ABL Agent to provide any such copies to any other such Party shall not impair any of the ABL Agent’s rights hereunder or under any of the ABL Documents and any failure by any Cash Flow Collateral Agent to provide any such copies to any other such Party shall not impair any of such Cash Flow Collateral Agent’s rights hereunder or under any of its respective Cash Flow Collateral Documents.

(ii) Each of the ABL Agent and the ABL Lenders agrees that it will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party represented thereby seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral that is consistent with the terms of this Agreement, and none of such Persons shall be liable for any such action taken or omitted to be taken.

(iii) Each Cash Flow Collateral Agent (including in its capacity as Cash Flow Collateral Representative, if applicable) and the Cash Flow Collateral Secured Parties represented thereby agrees that it will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against the ABL Agent or any other ABL Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral that is consistent with the terms of this Agreement, and none of such Persons shall be liable for any such action taken or omitted to be taken.

(iv) Each Cash Flow Collateral Agent (including in its capacity as Cash Flow Collateral Representative, if applicable) and the Cash Flow Collateral Secured Parties represented thereby agrees that it will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any other Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party represented thereby seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral that is consistent with the terms of this Agreement, and none of such Persons shall be liable for any such action taken or omitted to be taken (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Cash Flow Collateral Agents, each on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby).

(d) Release of Liens.

(i) In the event of (A) any private or public sale of all or any portion of the ABL Priority Collateral in connection with any Exercise of Secured Creditor Remedies by or with the consent of the ABL Agent, (B) any sale, transfer or other disposition of all or any portion of the ABL Priority Collateral, so long as such sale, transfer or other disposition is then permitted by the ABL Documents or (C) the release of the ABL Secured Parties’ Lien on all or any portion of the ABL Priority Collateral, so long as such release shall have been approved by the requisite ABL Lenders (as determined pursuant to the ABL Documents), in the case of clauses (B) and (C) only to the extent prior to the date upon which the Discharge of ABL Obligations shall have occurred and not in connection with a Discharge of ABL Obligations (and irrespective of whether an Event of Default has occurred), each Cash Flow Collateral Agent agrees, on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby, that so long as the net cash proceeds of any such sale, if any, described in clause (A) above are applied as provided in Section 4.1 hereof, such sale will be free and clear of the Liens on such ABL Priority Collateral securing the Cash Flow Collateral Obligations, and Liens of each Cash Flow Collateral Agent and the Cash Flow Collateral Secured Parties represented thereby with respect to the ABL Priority Collateral so sold, transferred, disposed or released shall terminate and be automatically released without further action. In furtherance of, and subject to, the foregoing, each Cash Flow Collateral Agent agrees that it will execute any and all Lien releases or other documents reasonably requested by the ABL Agent in connection therewith, so long as the net cash proceeds, if any, from such sale or other disposition of such ABL Priority Collateral described in clause (A) above are applied in accordance with the terms of this Agreement. Each Cash Flow Collateral Agent hereby appoints the ABL Agent and any officer or duly authorized person of the ABL Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of such Party and in the name of such Party or in the ABL Agent’s own name, from time to time, in the ABL Agent’s sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including, without limitation, any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

(ii) In the event of (A) any private or public sale of all or any portion of the Cash Flow Priority Collateral in connection with any Exercise of Secured Creditor Remedies by or with the consent of the Cash Flow Collateral Representative, (B) any sale, transfer or other disposition of all or any portion of the Cash Flow Priority Collateral, so long as such sale, transfer or other disposition is then permitted by the Cash Flow Priority Collateral Documents or (C) the release of the Cash Flow Collateral Secured Parties’ Liens on all or any portion of the Cash Flow Priority Collateral, so long as such release shall have been approved by the Requisite Cash Flow Holders, in the case of clauses (B) and (C) only to the extent prior to the date upon which the Discharge of All Cash Flow Collateral Obligations shall have occurred and not in connection with a Discharge of All Cash Flow Collateral Obligations (and irrespective of whether an Event of Default has occurred), the ABL Agent agrees, on behalf of itself and the ABL Lenders, that so long as the net cash proceeds of any such sale, if any, described in clause (A) above are applied as provided in Section 4.1 hereof, such sale will be free and clear of the Liens on such Cash Flow Priority Collateral securing the ABL Obligations and the ABL Agent’s and the ABL Secured Parties’ Liens with respect to the Cash Flow Priority Collateral so sold, transferred, disposed or released shall terminate and be automatically released without further action. In furtherance of, and subject to, the foregoing, the ABL Agent agrees that it will execute any and all Lien releases or other documents reasonably requested by the Cash Flow Collateral Representative in connection therewith, so long as the net cash proceeds, if any, from such sale or other disposition described in clause (A) above of such Cash Flow Priority Collateral are applied in accordance with the terms of this Agreement. The ABL Agent hereby appoints the Cash Flow Collateral Representative and any officer or duly authorized person of the Cash Flow Collateral Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the ABL Agent and in the name of the ABL Agent or in the Cash Flow Collateral Representative’s own name, from time to time, in the Cash Flow Collateral Representative’s sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including, without limitation, any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

Section 2.5 No New Liens.

(a) Until the date upon which the Discharge of ABL Obligations shall have occurred, the parties hereto agree that no Cash Flow Secured Party shall knowingly acquire or hold any Lien on any assets of any Credit Party securing any Cash Flow Obligation which assets are not also subject to the Lien of the ABL Agent under the ABL Documents, subject to the Lien Priority set forth herein. If any Cash Flow Collateral Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Credit Party securing any Cash Flow Collateral Obligations which assets are not also subject to the Lien of the ABL Agent under the ABL Documents, subject to the Lien Priority set forth herein, then the relevant Cash Flow Collateral Secured Party (or the Cash Flow Collateral Agent representing such relevant Cash

Flow Collateral Secured Party) shall, without the need for any further consent of any other Cash Flow Collateral Secured Party and notwithstanding anything to the contrary in any other Cash Flow Collateral Document, be deemed to also hold and have held such lien for the benefit of the ABL Agent as security for the ABL Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the ABL Agent in writing of the existence of such Lien. For the avoidance of doubt, this paragraph (i) shall not apply to any Lien on any property of any Credit Party securing any Purchase Money Obligation or Capitalized Lease Obligation owing to any Cash Flow Collateral Secured Party, or any Lien on any property that has been sold or otherwise transferred in connection with a sale and leaseback transaction entered into with any Cash Flow Collateral Secured Party, or that consists of property subject to any such sale and leaseback transaction or general intangibles related thereto (in each case, to the extent such property constitutes Excluded Assets (as defined in the ABL Documents)).

(b) Until the date upon which the Discharge of All Cash Flow Collateral Obligations shall have occurred, the parties hereto agree that:

(i) No ABL Secured Party shall acquire or hold any Lien on any assets of any Credit Party securing any ABL Obligation which assets are not also subject to the Lien of each Cash Flow Collateral Agent under its respective Cash Flow Collateral Documents, subject to the Lien Priority set forth herein (except to the extent provided in Section 7.22 hereof). If any ABL Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Credit Party securing any ABL Obligation which assets are not also subject to the Lien of each Cash Flow Collateral Agent under its respective Cash Flow Collateral Documents, subject to the Lien Priority set forth herein (except to the extent provided in Section 7.22 hereof), then the ABL Agent (or the relevant ABL Secured Party) shall, without the need for any further consent of any other ABL Secured Party and notwithstanding anything to the contrary in any other ABL Document be deemed to also hold and have held such lien for the benefit of each Cash Flow Collateral Agent as security for its respective Cash Flow Collateral Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify each Cash Flow Collateral Agent in writing of the existence of such Lien. For the avoidance of doubt, this paragraph (i) shall not apply to any Lien on (x) any Note Excluded Assets, to the extent provided in Section 7.22 hereof or (y) any property of any Credit Party securing any Purchase Money Obligations or Capitalized Lease Obligation owing to any ABL Secured Party, or any Lien on any property that has been sold or otherwise transferred in connection with a sale and leaseback transaction entered into with any ABL Secured Party, or that consists of property subject to any such sale and leaseback transaction or general intangibles related thereto (in each case under this clause (y), to the extent such property constitutes Excluded Assets (as defined in the Cash Flow Collateral Documents referred to in the first sentence of this paragraph)).

(ii) No Cash Flow Collateral Secured Party shall acquire or hold any Lien on any assets of any Credit Party securing any Cash Flow Collateral Obligation which assets are not also subject to the Lien of each other Cash Flow Collateral Agent under its respective Cash Flow Collateral Documents, subject to the Lien Priority set forth herein (except to the extent provided in Section 7.22 hereof). If any Cash Flow

Collateral Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Credit Party securing any Cash Flow Collateral Obligation which assets are not also subject to the Lien of each other Cash Flow Collateral Agent under its respective Cash Flow Collateral Documents, subject to the Lien Priority set forth herein (except to the extent provided in Section 7.22 hereof), then such relevant Cash Flow Collateral Secured Party (or the Cash Flow Collateral Agent representing such relevant Cash Flow Collateral Secured Party) shall, without the need for any further consent of any other Cash Flow Collateral Secured Party and notwithstanding anything to the contrary in any other Cash Flow Collateral Document, be deemed to also hold and have held such lien for the benefit of each other Cash Flow Collateral Agent as security for its respective Cash Flow Collateral Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify each other Cash Flow Collateral Agent in writing of the existence of such Lien. For the avoidance of doubt, this paragraph (ii) shall not apply to (x) any Note Excluded Assets, to the extent provided in Section 7.22 hereof or (y) any property of any Credit Party securing any Purchase Money Obligations or Capitalized Lease Obligation owing to any Cash Flow Collateral Secured Party, or any Lien on any property that has been sold or otherwise transferred in connection with a sale and leaseback transaction entered into with any Cash Flow Collateral Secured Party, or that consists of property subject to any such sale and leaseback transaction or general intangibles related thereto (in each case under this clause (y), to the extent such property constitutes Excluded Assets (as defined in the Cash Flow Collateral Documents referred to in the first sentence of this paragraph)).

Section 2.6 Waiver of Marshalling.

Until the Discharge of ABL Obligations, each Cash Flow Collateral Agent, on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby, will not (including in its capacity as Cash Flow Collateral Representative, if applicable) assert, and waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the ABL Priority Collateral or any other similar rights a junior secured creditor may have under applicable law.

Until the Discharge of All Cash Flow Obligations, the ABL Agent, on behalf of itself and the ABL Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Cash Flow Priority Collateral or any other similar rights a junior secured creditor may have under applicable law.

ARTICLE 3

ACTIONS OF THE PARTIES

Section 3.1 Certain Actions Permitted.

The ABL Agent and each Cash Flow Collateral Agent may make such demands or file such claims in respect of the ABL Obligations or its related Cash Flow Collateral Obligations, as applicable, as are necessary to prevent the waiver or bar of such claims under applicable statutes of limitations or other statutes, court orders, or rules of procedure at any time.

Section 32.2 Agent for Perfection.

The ABL Agent, for and on behalf of itself and each ABL Lender, and each Cash Flow Collateral Agent (including in its capacity as Cash Flow Collateral Representative, if applicable), for and on behalf of itself and each Cash Flow Collateral Secured Party represented thereby, as applicable, each agree to hold all Control Collateral and Cash Collateral that is part of the Collateral in their respective possession, custody, or control (or in the possession, custody, or control of agents or bailees for either) as agent for each other solely for the purpose of perfecting the security interest granted to each in such Control Collateral or Cash Collateral, subject to the terms and conditions of this Section 3.2. None of the ABL Agent, the ABL Lenders, any Cash Flow Collateral Agent (including in its capacity as Cash Flow Collateral Representative, if applicable) or any Cash Flow Collateral Secured Parties, as applicable, shall have any obligation whatsoever to the others to assure that the Cash Collateral or the Control Collateral is genuine or owned by any Borrower, any Guarantor, or any other Person or to preserve rights or benefits of any Person. The duties or responsibilities of the ABL Agent and each Cash Flow Collateral Agent under this Section 3.2 are and shall be limited solely to holding or maintaining control of the Control Collateral and the Cash Collateral in their possession as agent for the other Parties for purposes of perfecting the Lien held by the ABL Agent and any Cash Flow Collateral Agent, as applicable. The ABL Agent is not and shall not be deemed to be a fiduciary of any kind for any Cash Flow Collateral Agent, the Cash Flow Collateral Secured Parties or any other Person. Any Cash Flow Collateral Agent is not and shall not be deemed to be a fiduciary of any kind for the ABL Agent, the ABL Lenders, any other Cash Flow Collateral Agent, any Cash Flow Collateral Secured Parties represented by any other Cash Flow Collateral Agent, or any other Person. In the event that (a) the ABL Agent or any ABL Lender receives any Collateral or Proceeds of the Collateral in violation of the terms of this Agreement or (b) any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party receives any Collateral or Proceeds of the Collateral in violation of the terms of this Agreement, then the ABL Agent, such ABL Lender, such Cash Flow Collateral Agent or such Cash Flow Collateral Secured Party, as applicable, shall promptly pay over such Proceeds or Collateral to (i) in the case of ABL Priority Collateral or Proceeds thereof, the ABL Agent, or (ii) in the case of Cash Flow Priority Collateral or Proceeds thereof, the Cash Flow Collateral Representative, in each case, in the same form as received with any necessary endorsements, for application in accordance with the provisions of Section 4.1 of this Agreement. Each Credit Party shall deliver all Control Collateral and all Cash Collateral required to be delivered pursuant to the Credit Documents (i) in the case of ABL Priority Collateral or Proceeds thereof, to the ABL Agent, or (ii) in the case of Cash Flow Priority Collateral or Proceeds thereof, to the Cash Flow Collateral Representative.

Section 3.3 Sharing of Information and Access.

In the event that the ABL Agent shall, in the exercise of its rights under the ABL Collateral Documents or otherwise, receive possession or control of any books and Records of any Cash Flow Credit Party that contain information identifying or pertaining to the Cash Flow Priority Collateral, the ABL Agent shall, upon request of any Cash Flow Collateral Agent and as promptly as practicable thereafter, either make available to such Party such books and Records for inspection and duplication or provide to such Party copies thereof. In the event that any Cash Flow Collateral Agent shall, in the exercise of its rights under the Cash Flow Collateral Documents or otherwise, receive possession or control of any books and records of any ABL Credit Party that contain information identifying or pertaining to any of the ABL Priority Collateral, such Party shall, upon written request from the ABL Agent and as promptly as practicable thereafter, either make available to the ABL Agent such books and records for inspection and duplication or provide the ABL Agent copies thereof. Each Credit Party and each Cash Flow Collateral Agent hereby consent to the non-exclusive royalty free use by the ABL Agent of any Intellectual Property included in the Collateral for the purposes of disposing of any ABL Priority Collateral and, in the event that any Cash Flow Collateral Agent shall, in the exercise of its rights under the Cash Flow Collateral Documents or otherwise, obtain title to any such Intellectual Property, such Party hereby irrevocably grants the ABL Agent a non-exclusive license or other right to use, without charge, such Intellectual Property as it pertains to the ABL Priority Collateral in advertising for sale and selling any ABL Priority Collateral.

Section 3.4 Insurance.

Proceeds of Collateral include insurance proceeds and, therefore, the Lien Priority shall govern the ultimate disposition of casualty insurance proceeds. The ABL Agent shall have the sole and exclusive right, as against each Cash Flow Collateral Agent (including in its capacity as Cash Flow Collateral Representative, if applicable), to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of ABL Priority Collateral. The Cash Flow Collateral Representative shall have the sole and exclusive right, as against the ABL Agent and each Cash Flow Collateral Agent (other than in its capacity as Cash Flow Collateral Representative, if applicable), to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of Cash Flow Priority Collateral. All proceeds of such insurance shall be remitted to the ABL Agent or to the Cash Flow Collateral Representative, as the case may be, and each of the ABL Agent, the Cash Flow Collateral Representative and each Cash Flow Collateral Agent shall cooperate (if necessary) in a reasonable manner in effecting the payment of insurance proceeds in accordance with Section 4.1 hereof.

Section 3.5 No Additional Rights For the Credit Parties Hereunder.

Except as provided in Section 3.6, if any ABL Secured Party or Cash Flow Collateral Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, the Credit Parties shall not be entitled to use such violation as a defense to any action by any ABL Secured Party or Cash Flow Collateral Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any ABL Secured Party or Cash Flow Collateral Secured Party.

Section 3.6 Actions Upon Breach.

If any ABL Secured Party or any Cash Flow Collateral Secured Party, contrary to this Agreement, commences or participates in any action or proceeding against the Credit Parties or the Collateral, the Credit Parties, with the prior written consent of the ABL Agent or the Cash Flow Collateral Representative, as applicable, may interpose as a defense or dilatory plea the making of this Agreement, and any ABL Secured Party or Cash Flow Collateral Secured Party, as applicable, may intervene and interpose such defense or plea in its or their name or in the name of the Credit Parties.

Section 3.7 Inspection Rights.

(a) Without limiting any rights the ABL Agent or any other ABL Secured Party may otherwise have under applicable law or by agreement, the ABL Agent and the ABL Secured Parties may, at any time and whether or not any Cash Flow Collateral Agent (including in its capacity as Cash Flow Collateral Representative, if applicable) or any other Cash Flow Collateral Secured Party has commenced and is continuing to Exercise Any Secured Creditor Remedies (the “ABL Permitted Access Right”), during normal business hours on any business day, access ABL Priority Collateral that (A) is stored or located in or on, (B) has become an accession with respect to (within the meaning of Section 9-335 of the Uniform Commercial Code), or (C) has been commingled with (within the meaning of Section 9-336 of the Uniform Commercial Code), Cash Flow Priority Collateral (collectively, the “ABL Commingled Collateral”), for the limited purposes of assembling, inspecting, copying or downloading information stored on, taking actions to perfect its Lien on, completing a production run of inventory involving, taking possession of, moving, selling, storing or otherwise dealing with, or to Exercise Any Secured Creditor Remedies with respect to, the ABL Commingled Collateral, in each case without notice to, the involvement of or interference by any Cash Flow Collateral Secured Party or liability to any Cash Flow Collateral Secured Party. In addition, subject to the terms hereof, the ABL Agent may advertise and conduct public auctions or private sales of the ABL Priority Collateral without notice to, the involvement of or interference by any Cash Flow Collateral Secured Party (including the Cash Flow Collateral Representative) or liability to any Cash Flow Collateral Secured Party (including the Cash Flow Collateral Representative). In the event that any ABL Secured Party has commenced and is continuing to Exercise Any Secured Creditor Remedies with respect to any ABL Commingled Collateral, no Cash Flow Collateral Agent (including in its capacity as Cash Flow Collateral Representative, if applicable) may sell, assign or otherwise transfer the related Cash Flow Priority Collateral prior to the expiration of the 180-day period commencing on the date such ABL Secured Party begins to Exercise Any Secured Creditor Remedies, unless the purchaser, assignee or transferee thereof agrees to be bound by the provisions of this Section 3.7. If any stay or other order that prohibits the ABL Agent and other ABL Secured Parties from commencing and continuing to Exercise Any Secured Creditor Remedies with respect to ABL Commingled Collateral has been entered by a court of competent jurisdiction, such 180-day period shall be tolled during the pendency of any such stay or other order. During the period of actual occupation, use and/or control by the ABL Agent or ABL Secured Parties (or their respective employees, agents, advisers and representatives) of any Cash Flow Priority Collateral, the ABL Agent and the ABL Secured Parties shall be obligated to repair at their expense any physical damage (but not any diminution in value) to such Cash Flow Priority Collateral resulting from such occupancy, use or control, and to leave such Cash Flow Priority Collateral in substantially the same condition as it was at the commencement of such occupancy, use or control, ordinary wear and tear excepted. The ABL Agent and ABL Secured Parties shall cooperate with the Cash Flow Collateral Secured Parties and/or the Cash Flow Collateral Representative in connection with any efforts made by the Cash Flow Secured Parties and/or the Cash Flow Collateral Representative to sell the Cash Flow Priority Collateral.

(b) Each Cash Flow Collateral Agent (including in its capacity as Cash Flow Collateral Representative, if applicable) and the other Cash Flow Secured Parties shall use commercially reasonable efforts to not hinder or obstruct the ABL Agent and the other ABL Secured Parties from exercising the ABL Permitted Access Right.

(c) Subject to the terms hereof, the Cash Flow Collateral Representative may advertise and conduct public auctions or private sales of the Cash Flow Priority Collateral without notice to, the involvement of or interference by any ABL Secured Party or liability to any ABL Secured Party.

ARTICLE 4

APPLICATION OF PROCEEDS

Section 4.1 Application of Proceeds.

(a) Revolving Nature of ABL Obligations. Each Cash Flow Collateral Agent, for and on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby, expressly acknowledge and agree that (i) any ABL Credit Agreement includes a revolving commitment, that in the ordinary course of business the ABL Agent and the ABL Lenders will apply payments and make advances thereunder, and that no application of any Payment Collateral or Cash Collateral or the release of any Lien by the ABL Agent upon any portion of the Collateral in connection with a permitted disposition under any ABL Credit Agreement shall constitute the Exercise of Secured Creditor Remedies under this Agreement; (ii) the amount of the ABL Obligations that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the ABL Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the ABL Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the Cash Flow Collateral Secured Parties and without affecting the provisions hereof; and (iii) all Payment Collateral or Cash Collateral received by the ABL Agent may be applied, reversed, reapplied, credited, or reborrowed, in whole or in part, to the ABL Obligations at any time; provided, however, that from and after the date on which the ABL Agent (or any ABL Lender) commences the Exercise of Any Secured Creditor Remedies (other than, prior to the acceleration of any of the Cash Flow Collateral Obligations, the exercise of its rights in accordance with Section 4.16 of the ABL Credit Agreement or any similar provision of any other ABL Credit Agreement), all amounts received by the ABL Agent or any ABL Lender shall be applied as specified in this Section 4.1. The Lien Priority shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of the ABL Obligations or any Cash Flow Collateral Obligations, or any portion thereof.

(b) Revolving Nature of Cash Flow Collateral Obligations. Each Cash Flow Collateral Agent, for and on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby, and the ABL Agent, for and on behalf of itself and the ABL Lenders, expressly acknowledge and agree that (i) Cash Flow Collateral Facilities may include a revolving commitment, that in the ordinary course of business any Cash Flow Collateral Agent and Cash Flow Collateral Secured Parties may apply payments and make advances thereunder; and (ii) the amount of Cash Flow Collateral Obligations that may be outstanding thereunder at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of Cash Flow Collateral Obligations thereunder may be modified, extended or amended from time to time, and that the aggregate amount of Cash Flow Collateral Obligations thereunder may be increased, replaced or refinanced, in each event, without notice to or consent by any other Cash Flow Collateral Secured Parties (in the case of the Cash Flow Collateral Agents) or the ABL Lenders (in the case of the ABL Agent) and without affecting the provisions hereof; provided, however, that from and after the date on which any Cash Flow Collateral Agent or Cash Flow Collateral Secured Party commences the Exercise of Any Secured Creditor Remedies, all amounts received by any such Cash Flow Collateral Agent or Cash Flow Collateral Secured Party shall be applied as specified in this Section 4.1. The Lien Priority shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of the ABL Obligations or any Cash Flow Collateral Obligations, or any portion thereof.

(c) Application of Proceeds of ABL Priority Collateral. All ABL Priority Collateral, and all Proceeds thereof, received by the ABL Agent or any Cash Flow Collateral Agent in connection with any Exercise of Secured Creditor Remedies shall be applied as follows:

first, to the payment of costs and expenses of the ABL Agent or any Cash Flow Collateral Agent, as applicable, in connection with such Exercise of Secured Creditor Remedies,

second, to the payment of the ABL Obligations in accordance with the ABL Documents until the Discharge of ABL Obligations shall have occurred,

third, to the payment of (w) the Term Obligations in accordance with the Term Documents until the Discharge of Term Obligations shall have occurred, (x) the First Lien Note Obligations in accordance with the First Lien Note Documents until the Discharge of First Lien Note Obligations shall have occurred, (y) the Second Lien Note Obligations in accordance with the Second Lien Note Documents until the Discharge of Second Lien Note Obligations shall have occurred and (z) any Additional Obligations in accordance with the applicable Additional Documents until the Discharge of Additional Obligations shall have occurred, which payment shall be made between and among such Cash Flow Collateral Obligations on a pro rata basis (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Cash Flow Collateral Agents, each on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby (including pursuant to the Cash Flow Intercreditor Agreement)), and fourth, the balance, if any, to the Credit Parties or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

The ABL Canadian Collateral shall be applied to the payment of the ABL Obligations secured thereby in accordance with the ABL Documents until the Discharge of ABL Obligations (to the extent secured thereby) shall have occurred.

(d) Application of Proceeds of Cash Flow Priority Collateral. All Cash Flow Priority Collateral, and all Proceeds thereof, received by the ABL Agent or any Cash Flow Collateral Agent in connection with any Exercise of Secured Creditor Remedies shall be applied as follows:

first, to the payment of costs and expenses of the ABL Agent or any Cash Flow Collateral Agent, as applicable, in connection with such Exercise of Secured Creditor Remedies,

second, to the payment of (w) the Term Obligations in accordance with the Term Documents until the Discharge of Term Obligations shall have occurred, (x) the First Lien Note Obligations in accordance with the First Lien Note Documents until the Discharge of First Lien Note Obligations shall have occurred, (y) the Second Lien Note Obligations in accordance with the Second Lien Note Documents until the Discharge of Second Lien Note Obligations shall have occurred and (z) any Additional Obligations in accordance with the applicable Additional Documents until the Discharge of Additional Obligations shall have occurred, which payment shall be made between and among such Cash Flow Collateral Obligations on a pro rata basis (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Cash Flow Collateral Agents, each on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby (including pursuant to the Cash Flow Intercreditor Agreement)), third, to the payment of the ABL Obligations in accordance with the ABL Documents until the Discharge of ABL Obligations shall have occurred, and fourth, the balance, if any, to the Credit Parties or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct,

except, (x) that any Note Excluded Assets and Proceeds thereof received by any Agent in connection with any Exercise of Secured Creditor Remedies shall not be applied to any First Lien Note Obligations, Second Lien Note Obligations or Additional Obligations to the extent provided in Section 7.22, and (y) in the case of application of Cash Flow Priority Collateral and Proceeds thereof as between Additional Obligations and ABL Obligations, as may be separately otherwise agreed in writing by and between any applicable Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders, with respect to the Additional Obligations owing to any of such Additional Agent and Additional Creditors.

(e) Limited Obligation or Liability.

(i) In exercising remedies, whether as a secured creditor or otherwise, the ABL Agent shall have no obligation or liability to any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party represented thereby regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by each Party under the terms of this Agreement.

(ii) In exercising remedies, whether as a secured creditor or otherwise, no Cash Flow Collateral Agent (including in its capacity as Cash Flow Collateral Representative, if applicable) shall have any obligation or liability to the ABL

Agent or any ABL Lender regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by each Party under the terms of this Agreement.

(iii) In exercising remedies, whether as a secured creditor or otherwise, no Cash Flow Collateral Agent (including in its capacity as Cash Flow Collateral Representative, if applicable) shall have any obligation or liability to any other Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party represented thereby, regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by each Party under the terms of this Agreement (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Cash Flow Collateral Agents, each on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby).

(f) Turnover of Cash Collateral After Discharge. Upon the Discharge of ABL Obligations, the ABL Agent shall deliver to the Cash Flow Collateral Representative or shall execute such documents as the Company or the Cash Flow Collateral Representative (if other than a Designated Additional Agent) may reasonably request to enable the Cash Flow Collateral Representative to have control over any Cash Collateral or Control Collateral still in the ABL Agent’s possession, custody, or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. Upon the Discharge of All Cash Flow Collateral Obligations, the Cash Flow Collateral Representative shall deliver to the ABL Agent or shall execute such documents as the ABL Agent may reasonably request to enable the ABL Agent to have control over any Cash Collateral or Control Collateral still in the Cash Flow Collateral Representative’s possession, custody or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. As between (i) the Cash Flow Collateral Representative and (ii) any Cash Flow Collateral Agent (other than the Cash Flow Collateral Representative), any such Cash Collateral or Control Collateral held by the Cash Flow Collateral Representative shall be held by it subject to the terms and conditions of Section 2.2.

(g) Intervening Creditor. Notwithstanding anything in Sections 4.1(c) or (d) to the contrary, with respect to any Collateral for which a third party (other than a Cash Flow Collateral Secured Party) has a Lien or security interest that is junior in priority to the Lien or security interest of any Series of Cash Flow Collateral Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the Lien or security interest of any other Series of Cash Flow Collateral Obligations (such third party an “Intervening Creditor”) (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Cash Flow Collateral Agents, each on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby (including pursuant to the Cash Flow Intercreditor Agreement)), the value of any Collateral or Proceeds that are allocated to such Intervening Creditor shall be deducted on a ratable basis solely from the Collateral or Proceeds thereof to be distributed in respect of the Series of Cash Flow Collateral Obligations with respect to which such Impairment exists.

Section 4.2 Specific Performance.

Each of the ABL Agent and each Cash Flow Collateral Agent is hereby authorized to demand specific performance of this Agreement, whether or not any Borrower or any Guarantor shall have complied with any of the provisions of any of the Credit Documents, at any time when any other Party shall have failed to comply with any of the provisions of this Agreement applicable to it. Each of the ABL Agent, for and on behalf of itself and the ABL Lenders, and each Cash Flow Collateral Agent (including in its capacity as Cash Flow Collateral Representative, if applicable), for and on behalf of itself and the Cash Flow Secured Parties represented thereby, hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

ARTICLE 5

INTERCREDITOR ACKNOWLEDGEMENTS AND WAIVERS

Section 5.1 Notice of Acceptance and Other Waivers.

(a) All ABL Obligations at any time made or incurred by any Borrower or any Guarantor shall be deemed to have been made or incurred in reliance upon this Agreement, and each Cash Flow Collateral Agent, on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby, hereby waives notice of acceptance of, or proof of reliance by the ABL Agent or any ABL Lender on, this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or non-payment of all or any part of the ABL Obligations. All Cash Flow Collateral Obligations at any time made or incurred by any Borrower or any Guarantor shall be deemed to have been made or incurred in reliance upon this Agreement, and the ABL Agent, on behalf of itself and the ABL Lenders, and each Cash Flow Collateral Agent, on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby, hereby waives notice of acceptance, or proof of reliance, by any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party represented thereby of this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or non-payment of all or any part of the Cash Flow Collateral Obligations.

(b) None of the ABL Agent, any ABL Lender, or any of their respective Affiliates, directors, officers, employees, or agents shall be liable to any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement. If the ABL Agent or any ABL Lender honors (or fails to honor) a request by any Borrower for an extension of credit pursuant to any ABL Credit Agreement or any of the other ABL Documents, whether the ABL Agent or any ABL Lender has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of any Cash Flow Collateral Credit Facility or any other Cash Flow Collateral Document to which any other Cash Flow Collateral Agent or any Cash Flow Collateral Secured party represented thereby is a party or beneficiary (but not a default under this Agreement) or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the ABL Agent or any ABL Lender otherwise should exercise any of its contractual rights or remedies under any ABL Documents (subject to the express terms and conditions hereof), neither the ABL Agent nor any ABL Lender shall have any liability whatsoever to any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). The ABL Agent and the ABL Lenders shall be entitled to manage and supervise their loans and extensions of credit under any ABL Credit Agreement and any of the other ABL Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party has in the Collateral, except as otherwise expressly set forth in this Agreement. Any Cash Flow Collateral Agent, on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby, agrees that neither the ABL Agent nor any ABL Lender shall incur any liability as a result of a sale, lease, license, application, or other disposition of all or any portion of the Collateral or Proceeds thereof, pursuant to the ABL Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.

(c) None of any Cash Flow Collateral Agent (including in its capacity as Cash Flow Collateral Representative, if applicable), any Cash Flow Collateral Secured Parties represented thereby, or any of their respective Affiliates, directors, officers, employees, or agents shall be liable to the ABL Agent or any ABL Lender for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement. If any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party honors (or fails to honor) a request by any Borrower for an extension of credit pursuant to any Cash Flow Collateral Credit Facility or any of the other Cash Flow Collateral Documents, whether such Cash Flow Collateral Agent or Cash Flow Collateral Secured Party represented thereby has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of any ABL Credit Agreement or any other ABL Document (but not a default under this Agreement) or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party represented thereby otherwise should exercise any of its contractual rights or remedies under its respective Cash Flow Collateral Documents (subject to the express terms and conditions hereof), neither such Cash Flow Collateral Agent nor any Cash Flow Collateral Secured Party represented thereby shall have any liability whatsoever to the ABL Agent or any ABL Lender as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). Each Cash Flow Collateral Agent and the Cash Flow Collateral Secured Parties represented thereby shall be entitled to manage and supervise their loans and extensions of credit under the Cash Flow Collateral Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the ABL Agent or any ABL Lender has in the Collateral, except as otherwise expressly set forth in this Agreement. The ABL Agent, on behalf of itself and the ABL Lenders agrees that no Cash Flow Collateral Agent (including in its capacity as Cash Flow Collateral Representative, if applicable) nor any Cash Flow Collateral Secured Parties shall incur any liability as a result of a sale, lease, license, application, or other disposition of the Collateral or any part or Proceeds thereof, pursuant to the Cash Flow Collateral Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.

(d) None of any Cash Flow Collateral Agent (including in its capacity as Cash Flow Collateral Representative, if applicable), any Cash Flow Collateral Secured Party represented thereby, or any of their respective Affiliates, directors, officers, employees, or agents shall be liable to any other Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party represented thereby for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Cash Flow Collateral Agents, each on behalf of itself and the Additional Creditors represented thereby, including pursuant to the Cash Flow Intercreditor Agreement). If any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party honors (or fails to honor) a request by any Borrower for an extension of credit pursuant to any Cash Flow Collateral Credit Facility or any of the other Cash Flow Collateral Documents, whether such Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of any Cash Flow Collateral Credit Facility or any other Cash Flow Collateral Document to which any other Cash Flow Collateral Agent or any Cash Flow Collateral Secured party represented thereby is party or beneficiary (but not a default under this Agreement) or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party otherwise should exercise any of its contractual rights or remedies under the Cash Flow Collateral Documents (subject to the express terms and conditions hereof), neither such Cash Flow Collateral Agent nor any Cash Flow Collateral Secured Party shall have any liability whatsoever to any other Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party represented thereby as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement) (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Cash Flow Collateral Agents, each on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby, including pursuant to the Cash Flow Intercreditor Agreement). Each Cash Flow Collateral Agent and the Cash Flow Collateral Secured Parties represented thereby shall be entitled to manage and supervise their loans and extensions of credit under the Cash Flow Collateral Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that any other Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party represented thereby, has in the Collateral, except as otherwise expressly set forth in this Agreement (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Cash Flow Collateral Agents, each on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby, including pursuant to the Cash Flow Intercreditor Agreement). Any Cash Flow Collateral Agent, on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby, agrees that no other Cash Flow Collateral Agent (including in its capacity as Cash Flow Collateral Representative, if applicable) nor any Cash Flow Collateral Secured Party represented thereby shall incur any liability as a result of a sale, lease, license, application, or other disposition of the Collateral or any part or Proceeds thereof, pursuant to the Cash Flow Collateral Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Cash Flow Collateral Agents, each on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby, including pursuant to the Cash Flow Intercreditor Agreement).

Section 5.2 Modifications to ABL Documents and Cash Flow Collateral Documents.

(a) Without affecting the obligations of any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Parties under this Agreement, the ABL Agent and the ABL Lenders may, at any time and from time to time, in their sole discretion without the consent of or notice to any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party or impairing or releasing the subordination provided for in this Agreement, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the ABL Documents in any manner whatsoever, including, to:

   (i) change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the ABL Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the ABL Obligations or any of the ABL Documents;

  (ii) retain or obtain a Lien on any Property of any Person to secure any of the ABL Obligations, and in connection therewith to enter into any additional ABL Documents;

 (iii) amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the ABL Obligations;

 (iv) release its Lien on any Collateral or other Property;

  (v) exercise or refrain from exercising any rights against any Borrower, any Guarantor, or any other Person;

 (vi) retain or obtain the primary or secondary obligation of any other Person with respect to any of the ABL Obligations; and

(vii) otherwise manage and supervise the ABL Obligations as the ABL Agent shall deem appropriate.

(b) Without affecting the obligations of the ABL Agent and the ABL Lenders under this Agreement, any Cash Flow Collateral Agent and any Cash Flow Collateral Secured Parties represented thereby may, at any time and from time to time, in their sole discretion without the consent of or notice to the ABL Agent or any ABL Lender (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the ABL Agent or any ABL Lender or impairing or releasing the subordination provided for in this Agreement, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the applicable Cash Flow Collateral Documents in any manner whatsoever, including, to:

   (i) change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the Additional Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Cash Flow Collateral Obligations or any of the Cash Flow Collateral Documents;

  (ii) retain or obtain a Lien on any Property of any Person to secure any of the Cash Flow Collateral Obligations, and in connection therewith to enter into any additional Cash Flow Collateral Documents;

 (iii) amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the Cash Flow Collateral Obligations;

 (iv) release its Lien on any Collateral or other Property;

  (v) exercise or refrain from exercising any rights against any Borrower, any Guarantor, or any other Person;

 (vi) retain or obtain the primary or secondary obligation of any other Person with respect to any of the Cash Flow Collateral Obligations; and

(vii) otherwise manage and supervise the Cash Flow Collateral Obligations as such Cash Flow Collateral Agent shall deem appropriate;

except as may be separately otherwise agreed in writing by, and solely as between, any Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders.

(c) Without affecting the obligations of any other Cash Flow Collateral Agent or the Cash Flow Collateral Secured Parties represented thereby under this Agreement, any Cash Flow Collateral Agent and any Cash Flow Collateral Secured Parties represented thereby may, at any time and from time to time, in their sole discretion without the consent of or notice to any other Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party represented thereby (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to any other Cash

Flow Collateral Agent or any Cash Flow Collateral Secured Party represented thereby or impairing or releasing the subordination provided for in this Agreement, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the applicable Cash Flow Collateral Documents in any manner whatsoever, including, to:

   (i) change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the Additional Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Cash Flow Collateral Obligations or any of the Cash Flow Collateral Documents;

  (ii) retain or obtain a Lien on any Property of any Person to secure any of the Cash Flow Collateral Obligations, and in connection therewith to enter into any additional Cash Flow Collateral Documents;

 (iii) amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the Cash Flow Collateral Obligations;

 (iv) release its Lien on any Collateral or other Property;

  (v) exercise or refrain from exercising any rights against any Borrower, any Guarantor, or any other Person;

 (vi) retain or obtain the primary or secondary obligation of any other Person with respect to any of the Cash Flow Collateral Obligations; and

(vii) otherwise manage and supervise the Cash Flow Collateral Obligations as such Cash Flow Collateral Agent shall deem appropriate;

except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Cash Flow Collateral Agents, each on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby (including pursuant to the Cash Flow Intercreditor Agreement).

(d) The ABL Obligations, the First Lien Note Obligations, the Second Lien Note Obligations, the Term Obligations and any Additional Obligations may be refunded, replaced or refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is required to permit the refunding, replacement or refinancing transaction under any ABL Document, any First Lien Note Document, any Second Lien Note Document, any Term Document or any Additional Document) of the ABL Agent or the ABL Lenders, the First Lien Note Agent or the First Lien Noteholder Secured Parties, the Second Lien Note Agent or the Second Lien Noteholder Secured Parties, the Term Agent or the Term Creditors, or any Additional Agent or any Additional Creditors, as the case may be, all without affecting the Lien Priorities provided for in this Agreement or the other provisions of this Agreement; provided, however, that, if the indebtedness refunding, replacing or refinancing any such ABL Obligations,

First Lien Note Obligations, Second Lien Note Obligations, Term Obligations or Additional Obligations is to constitute ABL Obligations, First Lien Note Obligations, Second Lien Note Obligations, Term Obligations or Additional Obligations governed by this Agreement, the holders of such indebtedness (or an authorized agent or trustee on their behalf) bind themselves in writing to the terms of this Agreement pursuant to a joinder agreement substantially in the form of Exhibit C attached hereto or otherwise in form and substance reasonably satisfactory to the ABL Agent, the Term Agent or any Additional Agent (other than any Designated Additional Agent), as the case may be (or, if there is no continuing Agent other than the First Lien Note Agent, the Second Lien Note Agent and any Designated Additional Agent, as designated by the Company), and any such refunding, replacement or refinancing transaction shall be in accordance with any applicable provisions of the ABL Documents, the Term Documents, the First Lien Note Documents, the Second Lien Term Documents and any Additional Documents. For the avoidance of doubt, any ABL Obligations, Term Obligations, First Lien Note Obligations, Second Lien Note Obligations or Additional Obligations may be refinanced, in whole or in part, in each case without notice to, or the consent (except to the extent a consent is required to permit the refinancing transaction under the ABL Documents, Term Documents, First Lien Note Documents, Second Lien Note Documents or Additional Documents) of, any of the ABL Agent or any other ABL Secured Party, the Term Agent or any other Term Secured Party, the First Lien Note Agent or any other First Lien Noteholder Secured Party, the Second Lien Note Agent or any other Second Lien Noteholder Secured Party or any Additional Agent or any other Additional Secured Party, through the incurrence of Additional Indebtedness, subject to Section 7.11.

Section 5.3 Reinstatement and Continuation of Agreement.

(a) If the ABL Agent or any ABL Lender is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Borrower, any Guarantor, or any other Person any payment made in satisfaction of all or any portion of the ABL Obligations (an “ABL Recovery”), then the ABL Obligations shall be reinstated to the extent of such ABL Recovery. If this Agreement shall have been terminated prior to such ABL Recovery, this Agreement shall be reinstated in full force and effect in the event of such ABL Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such date of reinstatement. All rights, interests, agreements, and obligations of the ABL Agent, each Cash Flow Collateral Agent, the ABL Lenders and the Cash Flow Collateral Secured Parties under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against any Borrower or any Guarantor or any other circumstance which otherwise might constitute a defense available to, or a discharge of any Borrower or any Guarantor in respect of the ABL Obligations or any Cash Flow Collateral Obligations. No priority or right of the ABL Agent or any ABL Lender shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Borrower or any Guarantor or by the noncompliance by any Person with the terms, provisions, or covenants of any of the ABL Documents, regardless of any knowledge thereof which the ABL Agent or any ABL Lender may have.

(b) If any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party represented thereby is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Borrower, any Guarantor, or any other Person any payment made in satisfaction of all or any portion of its respective Cash Flow Collateral Obligations (a “Cash Flow Collateral Recovery”), then such respective Cash Flow Collateral Obligations shall be reinstated to the extent of such Cash Flow Collateral Recovery. If this Agreement shall have been terminated prior to such Cash Flow Collateral Recovery, this Agreement shall be reinstated in full force and effect in the event of such Cash Flow Collateral Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such date of reinstatement. All rights, interests, agreements, and obligations of the ABL Agent, each Cash Flow Collateral Agent, the ABL Lenders and the Cash Flow Collateral Secured Parties under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against any Borrower or any Guarantor or any other circumstance which otherwise might constitute a defense available to, or a discharge of any Borrower or any Guarantor in respect of the ABL Obligations or any Cash Flow Collateral Obligations. No priority or right of any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party represented thereby shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Borrower or any Guarantor or by the noncompliance by any Person with the terms, provisions, or covenants of any of the Cash Flow Collateral Documents, regardless of any knowledge thereof which such Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party represented thereby may have.

ARTICLE 6

INSOLVENCY PROCEEDINGS

Section 6.1 DIP Financing.

(a) If any Borrower or any Guarantor shall be subject to any Insolvency Proceeding in the United States at any time prior to the Discharge of ABL Obligations, and the ABL Agent or the ABL Lenders shall seek to provide, or consent to a third party providing, any Borrower or any Guarantor with any financing under Section 364 of the Bankruptcy Code or consent to any order for the use of cash collateral under Section 363 of the Bankruptcy Code (“DIP Financing”), with such DIP Financing to be secured by all or any portion of the Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code would be Collateral), then each Cash Flow Collateral Agent, on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby, agrees that it will raise no objection and will not support any objection to such DIP Financing or to the Liens securing the same on the grounds of a failure to provide “adequate protection” for the Liens of such Cash Flow Collateral Agent securing the related Cash Flow Collateral Obligations or on any other grounds (and will not request any adequate protection solely as a result of such DIP Financing), so long as (i) such Cash Flow Collateral Agent retains its Lien on the Collateral to secure the related Cash Flow Collateral Obligations (in each case, including Proceeds thereof arising after the commencement of the case under the Bankruptcy Code) and, as to the Cash Flow Priority Collateral only, such Lien has the same priority as existed prior to the commencement of the case under the Bankruptcy Code and any Lien securing such DIP Financing is junior and subordinate to the

Lien of such Cash Flow Collateral Agent on the Cash Flow Priority Collateral, (ii) all Liens on ABL Priority Collateral securing any such DIP Financing shall be senior to or on a parity with the Liens of the ABL Agent and the ABL Lenders securing the ABL Obligations on ABL Priority Collateral and (iii) if the ABL Agent receives an adequate protection Lien on post-petition assets of the debtor to secure the ABL Obligations, such Cash Flow Collateral Agent also receives an adequate protection Lien on such post-petition assets of the debtor to secure the related Cash Flow Collateral Obligations, provided that (x) such Liens in favor of the ABL Agent and such Cash Flow Collateral Agent shall be subject to the provisions of Section 6.1(b) hereof and (y) the foregoing provisions of this Section 6.1(a) shall not prevent any Cash Flow Collateral Agent and any Cash Flow Collateral Secured Party from objecting to any provision in any DIP Financing relating to any provision or content of a plan of reorganization.

(b) All Liens granted to the ABL Agent or any Cash Flow Collateral Agent in any Insolvency Proceeding, whether as adequate protection or otherwise, are intended by the Parties to be and shall be deemed to be subject to the Lien Priority and the other terms and conditions of this Agreement.

Section 6.2 Relief From Stay.

Until the Discharge of ABL Obligations has occurred, each Cash Flow Collateral Agent, on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby, shall not seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any portion of the ABL Priority Collateral without the ABL Agent’s express written consent. Until the Discharge of All Cash Flow Collateral Obligations has occurred, the ABL Agent, on behalf of itself and the ABL Lenders, shall not seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any portion of the Cash Flow Priority Collateral without the Cash Flow Collateral Representative’s express written consent. In addition, no Cash Flow Collateral Agent (including in its capacity as Cash Flow Collateral Representative, if applicable) shall seek any relief from the automatic stay with respect to any Collateral without providing 30 days’ prior written notice to each other Party, unless such period is agreed in writing by the ABL Agent and each Cash Flow Collateral Agent to be modified.

Section 6.3 No Contest.

(a) Prior to the Discharge of ABL Obligations, none of the Cash Flow Collateral Agents or the Cash Flow Collateral Secured Parties shall contest (or support any other Person contesting) (i) any request by the ABL Agent or any ABL Lender for adequate protection of its interest in the Collateral, or (ii) any objection by the ABL Agent or any ABL Lender to any motion, relief, action, or proceeding based on a claim by the ABL Agent or any ABL Lender that its interests in the Collateral are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to the ABL Agent as adequate protection of its interests are subject to this Agreement (except as may be separately otherwise agreed in writing by, and solely as between, any Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders, with respect to the Cash Flow Priority Collateral).

(b) Prior to the Discharge of Cash Flow Collateral Obligations with respect to Cash Flow Collateral Obligations held by any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party represented thereby, none of the ABL Agent or the ABL Lenders shall contest (or support any other Person contesting) (i) any request by such Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party represented thereby for adequate protection of its interest in the Collateral (unless in contravention of Section 6.1(a) hereof), or (ii) any objection by such Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party represented thereby to any motion, relief, action or proceeding based on a claim by such Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party represented thereby that its interests in the Collateral (unless in contravention of Section 6.1(a) hereof) are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to such Cash Flow Collateral Agent as adequate protection of its interests are subject to this Agreement.

(c) Prior to the Discharge of Cash Flow Collateral Obligations with respect to the Cash Flow Collateral Obligations held by any other Cash Flow Collateral Agent or Cash Flow Collateral Secured Party represented thereby, no Cash Flow Collateral Agent or Cash Flow Collateral Secured Party represented thereby shall contest (or support any other Person contesting) (i) any request by such other Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party represented thereby for adequate protection of its interest in the Collateral, or (ii) any objection by such other Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party represented thereby to any motion, relief, action or proceeding based on a claim by such other Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party represented thereby that its interests in the Collateral are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to such other Cash Flow Collateral Agent as adequate protection of its interests are subject to this Agreement (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Cash Flow Collateral Agents, each on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby (including pursuant to the Cash Flow Intercreditor Agreement)).

Section 6.4 Asset Sales.

Each Cash Flow Collateral Agent agrees, on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby, that it will not oppose any sale consented to by the ABL Agent of any ABL Priority Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding) so long as the proceeds of such sale are applied in accordance with this Agreement. The ABL Agent, on behalf of itself and the ABL Lenders, will not oppose any sale consented to by any Cash Flow Collateral Agent or the Cash Flow Collateral Representative of any Cash Flow Priority Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding) so long as the proceeds of such sale are applied in accordance with this Agreement. If such sale of Collateral includes both ABL Priority Collateral and Cash Flow Priority Collateral and the Parties are unable to agree on the allocation of the purchase price between the ABL Priority Collateral and Cash Flow Priority Collateral, any Party may apply to the court in such Insolvency Proceeding to make a determination of such allocation, and the court’s determination shall be binding upon the Parties

Section 6.5 Separate Grants of Security and Separate Classification.

Each ABL Lender, the ABL Agent, each Cash Flow Collateral Secured Party and each Cash Flow Collateral Agent acknowledges and agrees that (i) the grants of Liens pursuant to the ABL Collateral Documents, the Term Collateral Documents, the First Lien Note Collateral Documents, the Second Lien Note Collateral Documents and the Additional Collateral Documents constitute separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Collateral, the Cash Flow Collateral Obligations are fundamentally different from the ABL Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the ABL Secured Parties, on the one hand, and the Cash Flow Collateral Secured Parties, on the other hand, in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the ABL Secured Parties and any Cash Flow Collateral Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of ABL Obligation claims and Cash Flow Collateral Obligation claims against the Credit Parties (with the effect being that, to the extent that the aggregate value of the ABL Priority Collateral or the Cash Flow Priority Collateral is sufficient (for this purpose ignoring all claims held by the other Secured Parties), the ABL Secured Parties or the Cash Flow Collateral Secured Parties, respectively, shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest that is available from each pool of Priority Collateral for each of the ABL Secured Parties, on the one hand, and the Cash Flow Collateral Secured Parties, on the other hand, before any distribution is made from the applicable pool of Priority Collateral in respect of the claims held by the other Secured Parties), with the other Secured Parties hereby acknowledging and agreeing to turn over to the respective other Secured Parties amounts otherwise received or receivable by them from the applicable pool of Priority Collateral to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries. The foregoing sentence is subject to any separate agreement by and between any Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and any other Party, on behalf of itself and the Secured Parties represented thereby, with respect to the Additional Obligations owing to any of such Additional Agent and Additional Creditors.

Section 6.6 Enforceability.

The provisions of this Agreement are intended to be and shall be enforceable as a “subordination agreement” under Section 510(a) of the Bankruptcy Code.

Section 6.7 ABL Obligations Unconditional.

All rights of the ABL Agent hereunder, and all agreements and obligations of the Cash Flow Collateral Agents and the Credit Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

  (i) any lack of validity or enforceability of any ABL Document;

 (ii) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the ABL Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any ABL Document;

(iii) any exchange, release, voiding, avoidance or non perfection of any security interest in any Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the ABL Obligations or any guarantee or guaranty thereof; or

(iv) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the ABL Obligations, or of any Cash Flow Collateral Agent or any Credit Party, to the extent applicable, in respect of this Agreement.

Section 6.8 Cash Flow Collateral Obligations Unconditional.

All rights of each Cash Flow Collateral Agent hereunder, and all agreements and obligations of the ABL Agent, the Cash Flow Collateral Agents and the Credit Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

  (i) any lack of validity or enforceability of any Cash Flow Collateral Document;

 (ii) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Cash Flow Collateral Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Cash Flow Collateral Document;

(iii) any exchange, release, voiding, avoidance or non perfection of any security interest in any Collateral, or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the Cash Flow Collateral Obligations or any guarantee or guaranty thereof; or

(iv) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the Cash Flow Collateral Obligations, or of any of the ABL Agent, any Cash Flow Collateral Agent or any Credit Party, to the extent applicable, in respect of this Agreement.

Section 6.9 Adequate Protection.

Except to the extent expressly provided in Section 6.1, nothing in this Agreement shall limit the rights of (a) the ABL Agent and the ABL Lenders or (b) any Cash Flow Collateral Agent and any Cash Flow Collateral Secured Parties, respectively, from seeking or requesting adequate protection with respect to their interests in the applicable Collateral in any Insolvency Proceeding, including adequate protection in the form of a cash payment, periodic cash payments, cash payments of interest, fees, charges, or expenses, additional or replacement collateral, claims or otherwise; provided that (a) in the event that the ABL Agent, on behalf of itself or any of the ABL Lenders, seeks or requests adequate protection in respect of the ABL Obligations and such adequate protection is granted in the form of a Lien on additional collateral comprising assets of the type of assets that constitute Cash Flow Priority Collateral, then the ABL Agent, on behalf of itself and each of the ABL Lenders, agrees that the Cash Flow Collateral Agents shall each also be granted a senior Lien on such collateral as security for their respective Cash Flow Collateral Obligations and that any Lien on such collateral securing the ABL Obligations shall be subordinate to any Lien on such collateral securing the Cash Flow Collateral Obligations (except as may be separately otherwise agreed in writing by, and solely as between, any Additional Agent, on behalf of itself and the Additional Creditors represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders, with respect to the Cash Flow Priority Collateral) and (b) in the event that any Cash Flow Collateral Agent, on behalf of itself or any of the Cash Flow Collateral Secured Parties represented thereby, seeks or requests adequate protection in respect of its and their respective Cash Flow Collateral Obligations and such adequate protection is granted in the form of a Lien on additional collateral comprising assets of the type of assets that constitute ABL Priority Collateral, then such Cash Flow Collateral Agent, on behalf of itself and each of the Cash Flow Collateral Secured Parties represented thereby, agrees that the ABL Agent shall also be granted a senior Lien on such collateral as security for the ABL Obligations and that any Lien on such collateral securing such Cash Flow Collateral Obligations shall be subordinate to the Lien on such collateral securing the ABL Obligations.

ARTICLE 7

MISCELLANEOUS

Section 7.1 Rights of Subrogation.

Each Cash Flow Collateral Agent, for and on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby, agrees that no payment by such Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party to the ABL Agent or any ABL Lender pursuant to the provisions of this Agreement shall entitle such Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party represented thereby to exercise any rights of subrogation in respect thereof until the Discharge of ABL Obligations shall have occurred. Following the Discharge of ABL Obligations, the ABL Agent agrees to execute such documents, agreements, and instruments as any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the ABL Obligations resulting from payments to the ABL Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the ABL Agent are paid by such Person upon request for payment thereof.

The ABL Agent, for and on behalf of itself and the ABL Lenders, agrees that no payment by the ABL Agent or any ABL Lender to any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party pursuant to the provisions of this Agreement shall entitle the ABL Agent or any ABL Lender to exercise any rights of subrogation in respect thereof until the Discharge of All Cash Flow Collateral Obligations shall have occurred. Following the Discharge of All Cash Flow Collateral Obligations, each Cash Flow Collateral Agent agrees to execute such documents, agreements, and instruments as the ABL Agent or any ABL Lender may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Cash Flow Collateral Obligations resulting from payments to such Cash Flow Collateral Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by such Cash Flow Collateral Agent are paid by such Person upon request for payment thereof.

Section 7.2 Further Assurances.

The Parties will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that any Party may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable such Party to exercise and enforce its rights and remedies hereunder; provided, however, that no Party shall be required to pay over any payment or distribution, execute any instruments or documents, or take any other action referred to in this Section 7.2, to the extent that such action would contravene any law, order or other legal requirement or any of the terms or provisions of this Agreement, and in the event of a controversy or dispute, such Party may interplead any payment or distribution in any court of competent jurisdiction, without further responsibility in respect of such payment or distribution under this Section 7.2. It is understood and agreed that nothing in this Section 7.2 shall supersede the obligation of the Company pursuant to any provision in any Credit Document relating to the reimbursement of expenses of any Party, to the extent applicable.

Section 7.3 Representations.

Each Cash Flow Collateral Agent represents and warrants to the ABL Agent and each other Cash Flow Collateral Agent that it has the requisite power and authority under its respective Cash Flow Collateral Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the Cash Flow Collateral Secured Parties represented by it. The ABL Agent represents and warrants to each Cash Flow Collateral Agent that it has the requisite power and authority under the ABL Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the ABL Lenders.

Section 7.4 Amendments.

(a) No amendment, modification or waiver of any provision of this Agreement, and no consent to any departure by any Party hereto, shall be effective unless it is in a written agreement executed by the ABL Agent and each Cash Flow Collateral Agent. Notwithstanding the foregoing, the Company may, without the consent of any Party hereto, amend this Agreement by (x) executing an Additional Indebtedness Joinder as provided in Section 7.11 or (y) executing a joinder agreement in substantially the form of Exhibit C attached hereto as provided for in the definition of “ABL Credit Agreement,” or “Term Credit Agreement,” “First Lien Indenture” or “Second Lien Indenture”, as applicable. No amendment, modification or waiver of any provision of this Agreement, and no consent to any departure therefrom by any Party hereto, that changes, alters, modifies or otherwise affects any power, privilege, right, remedy, liability or obligation of, or otherwise affects in any manner, any Additional Agent that is not then a Party, or any Additional Creditor not then represented by an Additional Agent that is then a Party (including but not limited to any change, alteration, modification or other effect upon any power, privilege, right, remedy, liability or obligation of or other effect upon any such Additional Agent or Additional Creditor that may at any subsequent time become a Party or beneficiary hereof) shall be effective unless it is consented to in writing by the Company (regardless of whether any such Additional Agent or Additional Creditor ever becomes a Party or beneficiary hereof), and any amendment, modification or waiver of any provision of this Agreement that would have the effect, directly or indirectly, through any reference in any Credit Document to this Agreement or otherwise, of waiving, amending, supplementing or otherwise modifying any Credit Document, or any term or provision thereof, or any right or obligation of the Company or any other Credit Party thereunder or in respect thereof, shall not be given such effect except pursuant to a written instrument executed by the Company and each other affected Credit Party.

(b) In the event that the ABL Agent or the requisite ABL Lenders enter into any amendment, waiver or consent in respect of or replace any ABL Collateral Document for the purpose of adding to, or deleting from, or waiving or consenting to any departure from any provisions of, any ABL Collateral Document relating to the ABL Priority Collateral or changing in any manner the rights of the ABL Agent, the ABL Lenders, or any ABL Credit Party with respect to the ABL Priority Collateral (including the release of any Liens on ABL Priority Collateral), then such amendment, waiver or consent shall apply automatically to any comparable provision of each Cash Flow Collateral Document without the consent of any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party, and without any action by any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party; provided, that such amendment, waiver or consent does not materially adversely affect the rights or interests of the Cash Flow Collateral Secured Parties in the Cash Flow Priority Collateral. The ABL Agent shall give written notice of such amendment, waiver or consent to each Cash Flow Collateral Agent; provided that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent with respect to the provisions of any Cash Flow Collateral Document as set forth in this Section 7.4(b).

(c) In the event that any Cash Flow Collateral Agent that is the Cash Flow Collateral Representative or the requisite Cash Flow Collateral Secured Parties represented thereby enter into any amendment, waiver or consent in respect of or replace any Cash Flow Collateral Document for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Cash Flow Collateral Document relating to the Cash Flow Collateral Priority Collateral or changing in any manner the rights of such Cash Flow Collateral Agent, such Cash Flow Collateral Secured Parties, or any related Cash Flow Collateral Credit Party with respect to the Cash Flow Collateral Priority Collateral (including the release of any Liens on Cash Flow Collateral Priority Collateral), then such amendment, waiver or consent shall apply automatically to any comparable provision of each ABL Collateral Document without the consent of or any actions by the ABL Agent or any ABL Lender (except as may be separately otherwise agreed in writing by, and solely as between, such Cash Flow Collateral Agent, on behalf of itself and the Cash Flow Collateral Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Lenders); provided that such amendment, waiver or consent does not materially adversely affect the rights or interests of the ABL Secured Parties in the ABL Priority Collateral. Such Cash Flow Collateral Agent shall give written notice of such amendment, waiver or consent to the ABL Agent; provided that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent with respect to the provisions of any ABL Collateral Document as set forth in this Section 7.4(c).

(d) In the event that any Cash Flow Collateral Agent that is the Cash Flow Collateral Representative or the requisite Cash Flow Collateral Secured Parties represented thereby enter into any amendment, waiver or consent in respect of or replace any Cash Flow Collateral Document for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Cash Flow Collateral Document relating to the Cash Flow Collateral Priority Collateral or changing in any manner the rights of such Cash Flow Collateral Agent, such Cash Flow Collateral Secured Parties, or any related Cash Flow Collateral Credit Party with respect to the Cash Flow Collateral Priority Collateral (including the release of any Liens on Cash Flow Collateral Priority Collateral), then such amendment, waiver or consent shall apply automatically to any comparable provision of each other Cash Flow Collateral Document without the consent of or any actions by any other Cash Flow Collateral Agent or Cash Flow Collateral Secured Party (except as may be separately otherwise agreed in writing by, and solely as among, any two or more Cash Flow Collateral Agents, each on behalf of itself and the Cash Flow Collateral Secured Parties); provided that such amendment, waiver or consent does not materially adversely affect the rights or interests of such other Cash Flow Collateral Secured Parties in the Collateral. Such Cash Flow Collateral Agent shall give written notice of such amendment, waiver or consent to each other Cash Flow Collateral Agent; provided that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent with respect to the provisions of any Cash Flow Collateral Document as set forth in this Section 7.4(d).

Section 7.5 Addresses for Notices.

Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, faxed, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a facsimile or five (5) days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

ABL Agent:	General Electric Capital Corporation
299 Park Avenue
New York, New York 10017
Attention: HD Supply Account Manager
Facsimile: (646) 428-7094
Telephone: (646) 428-7017

with a copy to:	Winston & Strawn LLP
200 Park Avenue
New York, New York 10166
Attention: William D. Brewer
Facsimile: (212) 294-4700

Term Agent:	Bank of America, N.A.
Bank of America Plaza
901 Main Street
Mail Code: TX1-492-14-04
Dallas, Texas 75202-3714
Attention: Jennifer Ollek
Facsimile: 214 290 8374
Telephone: 214 209 2642

First Lien Note Agent:	Wilmington Trust, National Association
246 Goose Lane, Suite 105
Guilford, CT 06437
Attention: Corporate Trust Department
Facsimile: (203) 453-1183
Telephone: (203) 453-4130

Second Lien Note Agent:	Wilmington Trust, National Association
246 Goose Lane, Suite 105
Guilford, CT 06437
Attention: Corporate Trust Department
Facsimile: (203) 453-1183
Telephone: (203) 453-4130

Any Additional Agent:	As set forth in the Additional Indebtedness Joinder executed and delivered by such Additional Agent pursuant to Section 7.11.

Section 7.6 No Waiver, Remedies.

No failure on the part of any Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 7.7 Continuing Agreement, Transfer of Secured Obligations.

This Agreement is a continuing agreement and shall (a) remain in full force and effect until the Discharge of ABL Obligations and the Discharge of All Cash Flow Collateral Obligations shall have occurred, (b) be binding upon the Parties and their successors and assigns, and (c) inure to the benefit of and be enforceable by the Parties and their respective successors, transferees and assigns. Nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral, subject to Section 7.10 hereof. All references to any Credit Party shall include any Credit Party as debtor-in-possession and any receiver or trustee for such Credit Party in any Insolvency Proceeding. Without limiting the generality of the foregoing clause (c), the ABL Agent, any ABL Lender, any Cash Flow Collateral Agent or any Cash Flow Collateral Secured Party may assign or otherwise transfer all or any portion of the ABL Obligations or the Cash Flow Collateral Obligations, as applicable, owned by it to any other Person, and such other Person shall thereupon become vested with all the rights and obligations in respect thereof granted to the ABL Agent, such Cash Flow Collateral Agent, such ABL Lender or such Cash Flow Collateral Secured Party, as the case may be, herein or otherwise. The ABL Secured Parties and the Cash Flow Collateral Secured Parties may continue, at any time and without notice to the other Parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, any Credit Party on the faith hereof.

Section 7.8 Governing Law: Entire Agreement.

The validity, performance, and enforcement of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. This Agreement constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

Section 7.9 Counterparts.

This Agreement may be executed in any number of counterparts, and it is not necessary that the signatures of all Parties be contained on any one counterpart hereof, each counterpart will be deemed to be an original, and all together shall constitute one and the same document.

Section 7.10 No Third Party Beneficiaries.

This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the ABL Agent, the ABL Lenders, each Cash Flow Agent, the Cash Flow Collateral Secured Parties, and the Company and the other Credit Parties. No other Person shall have or be entitled to assert rights or benefits hereunder.

Section 7.11 Designation of Additional Indebtedness; Joinder of Additional Agents.

(a) The Company may designate any Additional Indebtedness complying with the requirements of the definition of “Additional Indebtedness” as Additional Indebtedness for purposes of this Agreement, upon complying with the following conditions:

  (i) one or more Additional Agents for one or more Additional Creditors in respect of such Additional Indebtedness shall have executed the Additional Indebtedness Joinder with respect to such Additional Indebtedness, and the Company or any such Additional Agent shall have delivered such executed Additional Indebtedness Joinder to each other Agent then party to this Agreement;

 (ii) at least five Business Days (unless a shorter period is agreed in writing by the Parties and the Company) prior to delivery of the Additional Indebtedness Joinder, the Company shall have delivered to each other Agent then party to this Agreement complete and correct copies of any Additional Credit Facility, Additional Guaranties and Additional Collateral Documents that will govern such Additional Indebtedness upon giving effect to such designation (which may be unexecuted copies of Additional Documents to be executed and delivered concurrently with the effectiveness of such designation);

(iii) the Company shall have executed and delivered to each other Agent then party to this Agreement an Additional Indebtedness Designation, with respect to such Additional Indebtedness;

(iv) all state and local stamp, recording, filing, intangible and similar taxes or fees (if any) that are payable in connection with the inclusion of such Additional Indebtedness under this Agreement shall have been paid and reasonable evidence thereof shall have been given to each other Agent then party to this Agreement; and

 (v) no Event of Default shall have occurred and be continuing.

(b) Upon satisfaction of the foregoing conditions, the designated Additional Indebtedness shall constitute “Additional Indebtedness”, any Additional Credit Facility under which such Additional Indebtedness is or may be incurred shall constitute an “Additional Credit Facility”, any holder of such Additional Indebtedness or other applicable Additional Creditor shall constitute an “Additional Creditor”, and any Additional Agent for any such Additional Creditor shall constitute an “Additional Agent”, for all purposes under this Agreement. The date on which the foregoing conditions shall have been satisfied with respect to such Additional Indebtedness is herein called the “Additional Effective Date”. Prior to the Additional Effective Date with respect to such Additional Indebtedness, all references herein to Additional Indebtedness shall be deemed not to take into account such Additional Indebtedness, and the rights and obligations of each other Agent then party to this Agreement shall be determined on the basis that such Additional Indebtedness is not then designated. On and after the Additional Effective Date with respect to such Additional Indebtedness, all references herein to Additional Indebtedness shall be deemed to take into account such Additional Indebtedness, and the rights and obligations of each other Agent then party to this Agreement shall be determined on the basis that such Additional Indebtedness is then designated.

(c) In connection with any designation of Additional Indebtedness pursuant to this Section 7.11, each Agent then party hereto agrees at the Company’s expense (x) to execute and deliver any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, any Cash Flow Collateral Documents or ABL Collateral Documents, as applicable, and any blocked account, control or other agreements relating to any security interest in Control Collateral or Cash Collateral, and to make or consent to any filings or take any other actions (including executing and recording any mortgage subordination or similar agreement), as may be reasonably deemed by the Company to be necessary or reasonably desirable for any Lien on any Collateral to secure such Additional Indebtedness to become a valid and perfected Lien (with the priority contemplated by this Agreement), and (y) otherwise to reasonably cooperate to effectuate a designation of Additional Indebtedness pursuant to this Section 7.11 (including without limitation, if requested, by executing an acknowledgment of any Additional Indebtedness Joinder or of the occurrence of any Additional Effective Date).

Section 7.12 Cash Flow Collateral Representative; Notice of Cash Flow Collateral Representative Change.

The Cash Flow Collateral Representative shall act for the Cash Flow Collateral Secured Parties as provided in this Agreement, and shall be entitled to so act at the direction of the Requisite Cash Flow Holders from time to time, except as otherwise agreed in writing by and among the Cash Flow Collateral Agents (including pursuant to the Cash Flow Intercreditor Agreement). Until a Party (other than the existing Cash Flow Collateral Representative) receives written notice from the existing Cash Flow Collateral Representative, in accordance with Section 7.5 of this Agreement, of a change in the identity of the Cash Flow Collateral Representative, such Party shall be entitled to act as if the existing Cash Flow Collateral Representative is in fact the Cash Flow Collateral Representative. Each Party (other than the existing Cash Flow Collateral Representative) shall be entitled to rely upon any written notice of a change in the identity of the Cash Flow Collateral Representative which facially appears to be from the then existing Cash Flow Collateral Representative and is delivered in accordance with Section 7.5 and such Agent shall not be required to inquire into the veracity or genuineness of such notice. Each existing Cash Flow Collateral Representative from time to time agrees to give prompt written notice to each Party of any change in the identity of the Cash Flow Collateral Representative.

Section 7.13 Provisions Solely to Define Relative Rights.

The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the ABL Secured Parties and the Cash Flow Secured Parties, respectively. Nothing in this Agreement is intended to or shall impair the rights of the Company or any other Credit Party, or the obligations of the Company or any other Credit Party to pay any of the ABL Obligations or the Cash Flow Collateral Obligations as and when the same shall become due and payable in accordance with their terms.

Section 7.14 Headings.

The headings of the articles and sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

Section 7.15 Severability.

If any of the provisions in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement and shall not invalidate the Lien Priority or the application of Proceeds and other priorities set forth in this Agreement.

Section 7.16 Attorneys Fees.

The Parties agree that if any dispute, arbitration, litigation, or other proceeding is brought with respect to the enforcement of this Agreement or any provision hereof, the prevailing party in such dispute, arbitration, litigation, or other proceeding shall be entitled to recover its reasonable attorneys’ fees and all other costs and expenses incurred in the enforcement of this Agreement, irrespective of whether suit is brought.

Section 7.17 VENUE; JURY TRIAL WAIVER.

(a) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT RELATED THERETO, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(b) EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(c) EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7.5. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

Section 7.18 Intercreditor Agreement.

This Agreement is the “Base Intercreditor Agreement” referred to in the ABL Credit Agreement, the Term Credit Facility, the First Lien Indenture, the Second Lien Indenture and any Additional Credit Facility. Nothing in this Agreement shall be deemed to subordinate the right of any ABL Secured Party to receive payment to the right of any Cash Flow Collateral Secured Party to receive payment or of any Cash Flow Collateral Secured Party to receive payment to the right of any ABL Secured Party to receive payment (whether before or after the occurrence of an Insolvency Proceeding), it being the intent of the Parties that this Agreement shall effectuate a subordination of Liens as between the ABL Secured Parties, on the one hand, and the Cash Flow Collateral Secured Parties, on the other hand, but not a subordination of Indebtedness.

Section 7.19 No Warranties or Liability.

The ABL Agent and each Cash Flow Collateral Agent each acknowledge and agree that none of the other Parties has made any representation or warranty with respect to the execution, validity, legality, completeness, collectability or enforceability of any other ABL Document or any other Cash Flow Collateral Document. Except as otherwise provided in this Agreement, the ABL Agent and each Cash Flow Collateral Agent will be entitled to manage and supervise their respective extensions of credit to any Credit Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

Section 7.20 Conflicts.

In the event of any conflict between the provisions of this Agreement and the provisions of any ABL Document or any Cash Flow Collateral Document, the provisions of this Agreement shall govern. The parties hereto acknowledge that the terms of this Agreement are not intended to negate any specific rights granted to the Company or any other Credit Party in the ABL Documents and the Cash Flow Collateral Documents.

Section 7.21 Information Concerning Financial Condition of the Credit Parties.

None of the ABL Agent and the Cash Flow Collateral Agents has any responsibility for keeping any other Party informed of the financial condition of the Credit Parties or of other circumstances bearing upon the risk of nonpayment of the ABL Obligations or the Cash Flow Collateral Obligations. The ABL Agent and each Cash Flow Collateral Agent hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances. In the event the ABL Agent or any Cash Flow Collateral Agent, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, it shall be under no obligation (A) to provide any such information to such other party or any other party on any subsequent occasion, (B) to undertake any investigation not a part of its regular business routine, or (C) to disclose any other information.

Section 7.22 Excluded Assets and Note Excluded Assets.

Nothing in this Agreement (including Sections 2.1, 2.5, 4.1, 6.1 and 6.9 hereof) shall be deemed to provide or require that:

(i)	any Agent or any Secured Party represented thereby receive any Proceeds of, or any Lien on, any Property of any Credit Party that constitutes “Excluded Assets” under (and as defined in) the applicable Credit Facility or any related Credit Document to which such Agent is a party, or

(ii)	the First Lien Note Agent, the Second Lien Note Agent or any Additional Agent, or any Secured Party represented by such Agent, receive any Proceeds of, or any Lien on, any Property of any Credit Party that constitutes Note Excluded Assets, except to the extent otherwise designated by the Company at any time or from time to time with respect to all or any portion of the Note Excluded Assets.

Any such designation by the Company as contemplated by the preceding clause (ii) shall be at the Company’s option, may be made by the Company at the time such Agent first becomes a Party or at any time or from time to time thereafter, and (except as may be otherwise expressly agreed in writing between such Agent and the Company) may be changed, modified or rescinded by the Company (at its option) at any time or from time to time with respect to all or any portion of the Note Excluded Assets.

[Signature pages follow]

IN WITNESS WHEREOF, the ABL Agent, for and on behalf of itself and the ABL Lenders, the Term Agent, for and on behalf of itself and the Term Creditors, the First Lien Note Agent, for and on behalf of itself and the First Lien Noteholder Secured Parties, and the Second Lien Note Agent, for and on behalf of itself and the Second Lien Noteholder Secured Parties, have caused this Agreement to be duly executed and delivered as of the date first above written.

GENERAL ELECTRIC CAPITAL CORPORATION
in its capacity as the ABL Agent

By:	/s/ Steven B. Flowers
Name:	Steven B. Flowers
Title:	Duly Authorized Signatory

BANK OF AMERICA, N.A.
in its capacity as the Term Agent

By:	/s/ Darleen R Parmelee
Name:	Darleen R Parmelee
Title:	Assistant Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION
in its capacity as the First Lien Note Agent

By:	/s/ Timothy Mowdy
Name:	Timothy Mowdy
Title:	Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION in its capacity as the Second Lien Note Agent

By:	/s/ Timothy Mowdy
Name:	Timothy Mowdy
Title:	Vice President

ACKNOWLEDGMENT

Each Credit Party hereby acknowledges that it has received a copy of this Agreement and consents thereto, agrees to recognize all rights granted thereby to the ABL Agent, the ABL Lenders, the Term Agent, the Term Creditors, the First Lien Note Agent, the First Lien Noteholder Secured Parties, the Second Lien Note Agent, the Second Lien Noteholder Secured Parties, any Additional Agent and any Additional Creditors and will not do any act or perform any obligation which is not in accordance with the agreements set forth in this Agreement.

BASE INTERCREDITOR AGREEMENT

CREDIT PARTIES:

HD SUPPLY, INC.

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Senior Vice President, Strategic Business Development

BASE INTERCREDITOR AGREEMENT

HDS HOLDING CORPORATION

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

BASE INTERCREDITOR AGREEMENT

BRAFASCO HOLDINGS II, INC.
BRAFASCO HOLDINGS, INC.
COX LUMBER CO.
CREATIVE TOUCH INTERIORS, INC.
HD SUPPLY CONSTRUCTION SUPPLY GROUP, INC.
HD SUPPLY FACILITIES MAINTENANCE GROUP, INC.
HD SUPPLY FASTENERS & TOOLS, INC.
HD SUPPLY GP & MANAGEMENT, INC.
HD SUPPLY MANAGEMENT, INC.
HD SUPPLY UTILITIES GROUP, INC.
HD SUPPLY WATERWORKS GROUP, INC.
HSI IP, INC.
SUNBELT SUPPLY CANADA, INC.
WHITE CAP CONSTRUCTION SUPPLY, INC.

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

BASE INTERCREDITOR AGREEMENT

HD BUILDER SOLUTIONS GROUP, LLC

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

HD SUPPLY DISTRIBUTION SERVICES, LLC

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

HD SUPPLY REPAIR & REMODEL, LLC

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

WILLIAMS BROS. LUMBER COMPANY, LLC

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

BASE INTERCREDITOR AGREEMENT

HD SUPPLY CONSTRUCTION SUPPLY, LTD.
By: HD Supply GP & Management, Inc., its general partner

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

HD SUPPLY ELECTRICAL, LTD.
By: HD Supply GP & Management, Inc., its general partner

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

HD SUPPLY FACILITIES MAINTENANCE, LTD.
By: HD Supply GP & Management, Inc., its general partner

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

HD SUPPLY HOLDINGS, LLC

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

BASE INTERCREDITOR AGREEMENT

HD SUPPLY UTILITIES, LTD.
By: HD Supply GP & Management, Inc., its general partner

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

HD SUPPLY WATERWORKS, LTD.
By: HD Supply GP & Management, Inc., its general partner

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

MADISON CORNER, LLC
By: Cox Lumber Co., its managing member

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

PARK-EMP, LLC
By: Cox Lumber Co., its managing member

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

BASE INTERCREDITOR AGREEMENT

HD SUPPLY SUPPORT SERVICES, INC.

By:	/s/ Katherine Boelte
	Name:	Katherine Boelte
	Title:	Vice President

PROVALUE, LLC
By: HD Supply Support Services, Inc., its managing member

By:	/s/ Katherine Boelte
	Name:	Katherine Boelte
	Title:	Vice President

BASE INTERCREDITOR AGREEMENT

HDS IP HOLDING, LLC

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President

BASE INTERCREDITOR AGREEMENT

HD SUPPLY DISTRIBUTION SERVICES, LLC

By: HD SUPPLY GP & MANAGEMENT, INC., as Manager

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Secretary

BASE INTERCREDITOR AGREEMENT

EXHIBIT A

ADDITIONAL INDEBTEDNESS DESIGNATION

DESIGNATION dated as of                  , 20    , by [COMPANY]1 (the “Company”). Capitalized terms used herein and not otherwise defined herein shall have the meaning specified in the Intercreditor Agreement (as amended, supplemented, waived or otherwise modified from time to time, the “Intercreditor Agreement”) entered into as of April 12, 2012 among GENERAL ELECTRIC CAPITAL CORPORATION, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “ABL Agent”) for the ABL Lenders, BANK OF AMERICA, N.A., in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “Term Agent”) for the Term Creditors, WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “First Lien Note Agent”) for the First Lien Noteholder Secured Parties and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “Second Lien Note Agent”) for the Second Lien Noteholder Secured Parties.2 Capitalized terms used herein and not otherwise defined herein shall have the meaning specified in the Intercreditor Agreement.

Reference is made to that certain [insert name of Additional Credit Facility], dated as of                  , 20     (the “Additional Credit Facility”), among [list any applicable Credit Party], [list Additional Creditors] [and Additional Agent, as agent (the “Additional Agent”)].3

Section 7.11 of the Intercreditor Agreement permits the Company to designate Additional Indebtedness under the Intercreditor Agreement. Accordingly:

Section 1. Representations and Warranties. The Company hereby represents and warrants to the ABL Agent, the Term Agent, the First Lien Note Agent, the Second Lien Note Agent, and any Additional Agent that:

(1) The Additional Indebtedness incurred or to be incurred under the Additional Credit Facility constitutes “Additional Indebtedness” which complies with the definition of such term in the Intercreditor Agreement;

[1]	Revise as appropriate to refer to any permitted successor or assign.
[2]	Revise as appropriate to refer to any successor Agent and to add reference to any previously added Additional Agent.
[3]	Revise as appropriate to refer to the relevant Additional Credit Facility, Additional Creditors and any Additional Agent.

i

(2) all conditions set forth in Section 7.11 of the Intercreditor Agreement with respect to the Additional Indebtedness have been satisfied; and

(3) on the date hereof there does not exist, and after giving effect to the designation of such Additional Indebtedness there will not exist, any Event of Default.

Section 2. Designation of Additional Indebtedness. The Company hereby designates such Additional Indebtedness as Additional Indebtedness under the Intercreditor Agreement.

ii

IN WITNESS OF, the undersigned has caused this Designation to be duly executed by its duly authorized officer or other representative, all as of the day and year first above written.

[COMPANY]

By:
Name:
Title:

iii

EXHIBIT B

ADDITIONAL INDEBTEDNESS JOINDER

JOINDER, dated as of                 , 20    , among [COMPANY] (the “Company”), GENERAL ELECTRIC CAPITAL CORPORATION, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “ABL Agent”)1 for the ABL Lenders, BANK OF AMERICA, N.A., in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “Term Agent”)2 for the Term Creditors, WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “First Lien Note Agent”)3 for the First Lien Noteholder Secured Parties, WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “Second Lien Note Agent”)4 for the Second Lien Noteholder Secured Parties, [list any previously added Additional Agent] [and insert name of each Additional Agent under any Additional Credit Facility being added hereby as party] and any successors or assigns thereof, to the Intercreditor Agreement dated as of April 12, 2012 (as amended, supplemented, waived or otherwise modified from time to time, the “Intercreditor Agreement”) among the ABL Agent, the Term Agent, the First Lien Note Agent, [and] the Second Lien Note Agent [and (list any previously added Additional Agent)]. Capitalized terms used herein and not otherwise defined herein shall have the meaning specified in the Intercreditor Agreement.

Reference is made to that certain [insert name of Additional Credit Facility], dated as of                 , 20     (the “Additional Credit Facility”), among [list any applicable Credit Party], [list any applicable Additional Creditors (the “Joining Additional Creditors”)] [and insert name of each applicable Additional Agent (the “Joining Additional Agent”)].5

Section 7.11 of the Intercreditor Agreement permits the Company to designate Additional Indebtedness under the Intercreditor Agreement. The Company has so designated Additional Indebtedness incurred or to be incurred under the Additional Credit Facility as Additional Indebtedness by means of an Additional Indebtedness Designation.

[1]	Revise as appropriate to refer to any successor ABL Agent.
[2]	Revise as appropriate to refer to any successor Term Agent.
[3]	Revise as appropriate to refer to any successor First Lien Note Agent.
[4]	Revise as appropriate to refer to any successor Second Lien Note Agent.
[5]	Revise as appropriate to refer to the relevant Additional Credit Facility, Additional Creditors and any Additional Agent.

i

Accordingly, [the Joining Additional Agent, for itself and on behalf of the Joining Additional Creditors,]6 hereby agrees with the ABL Agent, the Term Agent, the First Lien Note Agent, the Second Lien Note Agent and any other Additional Agent party to the Intercreditor Agreement as follows:

Section 1. Agreement to be Bound. The [Joining Additional Agent, for itself and on behalf of the Joining Additional Creditors,]7 hereby agrees to be bound by the terms and provisions of the Intercreditor Agreement and shall, as of the Additional Effective Date with respect to the Additional Credit Facility, be deemed to be a party to the Intercreditor Agreement.

Section 2. Recognition of Claims. (a) The ABL Agent (for itself and on behalf of the ABL Lenders), the Term Agent (for itself and on behalf of the Term Creditors), the First Lien Note Agent (for itself and on behalf of the First Lien Noteholder Secured Parties), the Second Lien Note Agent (for itself and on behalf of the Second Lien Noteholder Secured Parties) and [each of] the Additional Agent[s](for itself and on behalf of any Additional Creditors represented thereby) hereby agree that the interests of the respective Secured Parties in the Liens granted to the ABL Agent, the Term Agent, the First Lien Note Agent, the Second Lien Note Agent, or any Additional Agent, as applicable, under the applicable Credit Documents shall be treated, as among the Secured Parties, as having the priorities provided for in Section 2.1 of the Intercreditor Agreement, and shall at all times be allocated among the Secured Parties as provided therein regardless of any claim or defense (including without limitation any claims under the fraudulent transfer, preference or similar avoidance provisions of applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally) to which the ABL Agent, the Term Agent, the First Lien Note Agent, the Second Lien Note Agent, any Additional Agent or any Secured Party may be entitled or subject. The ABL Agent (for itself and on behalf of the ABL Lenders), the Term Agent (for itself and on behalf of the Term Creditors), the First Lien Note Agent (for itself and on behalf of the First Lien Noteholder Secured Parties), the Second Lien Note Agent (for itself and on behalf of the Second Lien Noteholder Secured Parties), and any Additional Agent party to the Intercreditor Agreement (for itself and on behalf of any Additional Creditors represented thereby) (a) recognize the existence and validity of the Additional Obligations represented by the Additional Credit Facility, and (b) agree to refrain from making or asserting any claim that the Additional Credit Facility or other applicable Additional Documents are invalid or not enforceable in accordance with their terms as a result of the circumstances surrounding the incurrence of such obligations. The [Joining Additional Agent (for itself and on behalf of the Joining Additional Creditors)] (a) recognize[s] the existence and validity of the ABL Obligations, the Term Obligations, the First Lien Note Obligations and the Second Lien Note Obligations8 and (b) agree[s] to refrain from making or asserting any claim that the ABL Credit Agreement, the Term Credit Agreement, the First Lien Notes, the Second Lien Notes or other ABL Documents, Term Documents, First Lien Note Documents or Second Lien Note Documents,9 as the case may be, are invalid or not enforceable in accordance with their terms as a result of the circumstances surrounding the incurrence of such obligations.

[6]	Revise as appropriate to refer to any Additional Agent being added hereby and any Additional Creditors represented thereby.
[7]	Revise references throughout as appropriate to refer to the party or parties being added.
[8]	Add reference to any previously added Additional Obligations as appropriate.
[9]	Add reference to any previously added Additional Credit Facility and related Additional Documents as appropriate.

ii

Section 3. Notices. Notices and other communications provided for under the Intercreditor Agreement to be provided to [the Joining Additional Agent] shall be sent to the address set forth on Annex 1 attached hereto (until notice of a change thereof is delivered as provided in Section 7.5 of the Intercreditor Agreement).

Section 4. Miscellaneous. THIS JOINDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PRINCIPLES TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD PERMIT OR REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION.

[Add Signatures]

iii

EXHIBIT C

[ABL CREDIT AGREEMENT] [TERM CREDIT AGREEMENT] [FIRST LIEN INDENTURE] [SECOND LIEN INDENTURE] JOINDER

JOINDER, dated as of                 , 20    , among GENERAL ELECTRIC CAPITAL CORPORATION, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “ABL Agent”)1 for the ABL Lenders, BANK OF AMERICA, N.A., in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “Term Agent”)2 for the Term Creditors, WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “First Lien Note Agent”)3 for the First Lien Noteholder Secured Parties, WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “Second Lien Note Agent”)4 for the Second Lien Noteholder Secured Parties, [list any previously added Additional Agent] [and insert name of additional ABL Lenders, ABL Agent, Term Creditors, Term Agent, First Lien Noteholder Secured Parties, First Lien Note Agent, Second Lien Noteholder Secured Parties or Second Lien Note Agent as applicable, being added hereby as party] and any successors or assigns thereof, to the Intercreditor Agreement dated as of April 12, 2012 (as amended, supplemented, waived or otherwise modified from time to time, the “Intercreditor Agreement”) among the ABL Agent5, Term Agent6, the First Lien Note Agent7 [and] the Second Lien Note Agent8 [and (list any previously added Additional Agent)]. Capitalized terms used herein and not otherwise defined herein shall have the meaning specified in the Intercreditor Agreement.

Reference is made to that certain [insert name of new facility], dated as of                 , 20     (the “Joining [ABL Credit Agreement] [Term Credit Agreement] [First Lien

[1]	Revise as appropriate to refer to any successor ABL Agent.
[2]	Revise as appropriate to refer to any successor Term Agent.
[3]	Revise as appropriate to refer to any successor First Lien Note Agent.
[4]	Revise as appropriate to refer to any successor Second Lien Note Agent.
[5]	Revise as appropriate to describe predecessor ABL Agent, if joinder is for a new ABL Credit Agreement.
[6]	Revise as appropriate to describe predecessor Term Agent, if joinder is for a new Term Credit Agreement.
[7]	Revise as appropriate to describe predecessor First Lien Note Agent, if joinder is for a new First Lien Indenture.
[8]	Revise as appropriate to describe predecessor Second Lien Note Agent, if joinder is for a new Second Lien Indenture.

4

Indenture] [Second Lien Indenture]”), among [list any applicable Credit Party], [list any applicable new ABL Lenders, Term Creditors, First Lien Noteholder Secured Parties or Second Lien Noteholder Secured Parties, as applicable (the “Joining [ABL Lenders] [Term Creditors] [First Lien Noteholder Secured Parties] [Second Lien Noteholder Secured Parties]”)] [and insert name of each applicable Agent (the “Joining [ABL] [Term] [First Lien Note] [Second Lien Note] Agent”)].9

The Joining [ABL][Term][First Lien Note][Second Lien Note] Agent, for itself and on behalf of the Joining [ABL Lenders][Term Creditors][First Lien Noteholder Secured Parties][Second Lien Noteholder Secured Parties],10 hereby agrees with the Company and the other Credit Parties and each other Agent party to the Intercreditor Agreement as follows:

Section 1. Agreement to be Bound. The [Joining [ABL][Term][First Lien Note][Second Lien Note] Agent, for itself and on behalf of the Joining [ABL Lenders][Term Creditors][First Lien Noteholder Secured Parties[[Second Lien Noteholder Secured Parties],]11 hereby agrees to be bound by the terms and provisions of the Intercreditor Agreement and shall, as of the date hereof, be deemed to be a party to the Intercreditor Agreement as [the][a] [ABL] [Term][First Lien Note][Second Lien Note] Agent. As of the date hereof, the Joining [ABL Credit Agreement][Term Credit Agreement][First Lien Indenture][Second Lien Indenture] shall be deemed [the][a] [ABL Credit Agreement][Term Credit Agreement][First Lien Indenture][Second Lien Indenture]under the Intercreditor Agreement, and the obligations thereunder are subject to the terms and provisions of the Intercreditor Agreement.

Section 2. Notices. Notices and other communications provided for under the Intercreditor Agreement to be provided to the Joining [ABL][Term][First Lien Note][Second Lien Note] Agent shall be sent to the address set forth on Annex 1 attached hereto (until notice of a change thereof is delivered as provided in Section 7.5 of the Intercreditor Agreement).

Section 3. Miscellaneous. THIS JOINDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PRINCIPLES TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD PERMIT OR REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION.

[ADD SIGNATURES]

[9]	Revise as appropriate to refer to the new credit facility, Secured Parties and Agents.
[10]	Revise as appropriate to refer to any Agent being added hereby and any Secured Parties represented thereby.
[11]	Revise references throughout as appropriate to refer to the party or parties being added.

5